Exhibit 99.1

SECOND QUARTER 2007

Supplemental Operating and Financial Data

This Supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of the Company.  Any offers to sell or solicitations of the Company shall be made by means of a prospectus. The information in this Supplemental Package must be read in conjunction with, and is modified in its entirety by, the Quarterly Report on Form 10-Q (the “10-Q”) filed by the Company for the same period with the Securities and Exchange Commission (the “SEC”) and all of the Company’s other public filings with the SEC (the “Public Filings”).  In particular, the financial information contained herein is subject to and qualified by reference to the financial statements contained in the 10-Q, the footnotes thereto and the limitations set forth therein.  Investors may not rely on the Supplemental Package without reference to the 10-Q and the Public Filings.  Any investors’ receipt of, or access to, the information contained herein is subject to this qualification.

INDEX

PAGE(S)
I. COMPANY BACKGROUND
• About the Company / Other Corporate Data	5
• Board of Directors / Executive Officers	6
• Equity Research Coverage /Company Contact Information	7

II. FINANCIAL HIGHLIGHTS
• Quarterly Summary / Acquisitions/Development	9
• Acquisitions/Development (continued) / Sales / Dividends / Financing Activity / Leasing	10
• Leasing Information (continued) / Information About FFO	11
• Key Financial Data	12
• Same-Store Results and Analysis	13
• Unconsolidated Joint Ventures Summary	14-17
• Select Financial Ratios	18
• Debt Analysis:
• Debt Breakdown / Future Repayments	19
• Debt Maturities	20
• Debt Detail	21

III. FINANCIAL INFORMATION
• Consolidated Statements of Operations	23
• Consolidated Balance Sheets	24
• Consolidated Statement of Changes in Stockholders’ Equity	25
• Statements of Funds from Operations	26
• Statements of Funds from Operations Per Diluted Share	27
• Reconciliation of Basic-to-Diluted Shares/Units	28

IV. VALUE CREATION PIPELINE
• Operating Property Acquisitions	30
• Properties Commencing Initial Operations	31
• Acquisition Property Profiles	32-33
• Summary of Construction Projects	34
• Summary of Land Parcels	35
• Rental Property Sales/Rental Property Held For Sale	36

V. PORTFOLIO/ LEASING STATISTICS
• Leasing Statistics	38-43
• Market Diversification (MSA’s)	44
• Industry Diversification (Top 30 Tenant Industries)	45
• Consolidated Portfolio Analyses:
Breakdown by:
(a) Number of Properties	46
(b) Square Footage	47
(c) Base Rental Revenue	48
(d) Percentage Leased	49
• Consolidated Property Listing (by Property Type)	50-58
• Significant Tenants (Top 50 Tenants)	59-60
• Schedules of Lease Expirations (by Property Type)	61-65

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2007

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

The Company considers portions of this information to be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended.  The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of such act.  Such forward-looking statements relate to, without limitation, our future economic performance, plans and objectives for future operations and projections of revenue and other financial items.  Forward-looking statements can be identified by the use of words such as “may,” “will,” “plan,” “should,” “expect,” “anticipate,” “estimate,” “continue” or comparable terminology.  Forward-looking statements are inherently subject to risks and uncertainties, many of which the Company cannot predict with accuracy and some of which the Company might not even anticipate.  Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions at the time made, the Company can give no assurance that such expectations will be achieved.  Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements.

Among the factors about which the Company has made assumptions are:

•                        changes in the general economic climate and conditions, including those affecting industries in which the Company’s principal tenants operate;

•                        the extent of any tenant bankruptcies or of any early lease terminations;

•                        the Company’s ability to lease or re-lease space at current or anticipated rents;

•                        changes in the supply of and demand for office, office/flex and industrial/warehouse properties;

•                        changes in interest rate levels;

•                        changes in operating costs;

•                        the Company’s ability to obtain adequate insurance, including coverage for terrorist acts;

•                        the availability of financing;

•                        changes in governmental regulation, tax rates and similar matters; and

•                        other risks associated with the development and acquisition of properties, including risks that the development may not be completed on schedule, that the tenants will not take occupancy or pay rent, or that development or operating costs may be greater than anticipated.

For further information on factors which could impact us and the statements contained herein, you are advised to consider the “Risk Factors” contained in the Company’s Annual Report on Form 10-K, as may be supplemented or amended in the Company’s Quarterly Reports on Form 10-Q, which are incorporated herein by reference.  The Company assumes no obligation to update and supplement forward-looking statements that become untrue because of subsequent events.

I.                                         COMPANY BACKGROUND

I.  COMPANY BACKGROUND

About the Company

Mack-Cali Realty Corporation (NYSE: CLI) is one of the largest real estate investment trusts (REITs) in the United States with a total market capitalization of $5.7 billion at June 30, 2007.  Mack-Cali has been involved in all aspects of commercial real estate development, management and ownership for over 50 years and has been a publicly-traded REIT since 1994.  Mack-Cali owns or has interests in 302 properties, primarily class A office and office/flex buildings, totaling approximately 34.8 million square feet, serving as home to approximately 2,200 tenants.  The properties are located primarily in suburban markets of the Northeast, many with adjacent, Company-controlled developable land sites able to accommodate up to 11.7 million square feet of additional commercial space.

History

Established over 50 years ago, in 1994 the New Jersey-based firm, Cali Realty, became a publicly-traded company listed on the New York Stock Exchange under the ticker symbol CLI.  Through combinations with some of the top companies in the real estate industry—most notably New Jersey-based Mack Company and Westchester, New York-based Robert Martin Company—Mack-Cali has become one of the leading real estate companies in the country.

Strategy

Mack-Cali’s strategy is to be a significant real estate owner and operator in its core, high-barriers-to-entry markets, primarily in the Northeast.

Summary
(as of June 30, 2007)

Corporate Headquarters	Edison, New Jersey
Fiscal Year-End	12/31
Total Properties	302
Total Square Feet	34.8 million square feet
Geographic Diversity	Seven states and the District of Columbia
New Jersey Presence	23.2 million square feet
Northeast Presence	33.5 million square feet
Common Shares and Units Outstanding	83.2 million
Dividend— Quarter/Annualized	$0.64/$2.56
Dividend Yield	5.9%
Total Market Capitalization	$5.7 billion
Senior Debt Rating	BBB (S&P and Fitch);
Baa2 (Moody’s)

Board of Directors

William L. Mack, Chairman of the Board

Martin S. Berger	David S. Mack

Alan S. Bernikow	Alan G. Philibosian

John R. Cali	Irvin D. Reid

Kenneth M. Duberstein	Vincent Tese

Nathan Gantcher	Roy J. Zuckerberg

Mitchell E. Hersh

Executive Officers

Mitchell E. Hersh, President and Chief Executive Officer

Barry Lefkowitz, Executive Vice President and Chief Financial Officer

Roger W. Thomas, Executive Vice President, General Counsel and Secretary

Michael A. Grossman, Executive Vice President

Mark Yeager, Executive Vice President

Equity Research Coverage

Banc of America Securities, LLC	Keybanc Capital Markets
Mitchell B. Germain	Jordan Sadler
(212) 847-5794	(917) 368-2280

Bear, Stearns & Co., Inc.	Lehman Brothers
Ross Smotrich	David Harris
(212) 272-8046	(212) 526-1790

Citigroup	Merrill Lynch
Jonathan Litt	Ian Weissman
(212) 816-0231	(212) 449-6255

Deutsche Bank-North America	Morgan Stanley
Louis Taylor	David Cohen
(212) 250-4912	(212) 761-8564

Goldman Sachs & Co.	Stifel Nicolaus & Company, Inc.
Jonathan Habermann	John Guinee
(917) 343-4260	(410) 454-5520

Green Street Advisors	Wachovia Securities
Michael Knott	Christopher Haley
(949) 640-8780	(443) 263-6773

Keefe, Bruyette & Woods, Inc.
Shelia K. McGrath
(212) 887-7793

Company Contact Information

Mack-Cali Realty Corporation
Investor Relations Department
343 Thornall Street
Edison, New Jersey 08837-2206
Phone: (732) 590-1000	Web: www.mack-cali.com
Fax: (732) 205-8237	E-mail: investorrelations@mack-cali.com

II.  FINANCIAL HIGHLIGHTS

II.  FINANCIAL HIGHLIGHTS

Quarterly Summary

The following is a summary of the Company’s recent activity:

Net income available to common shareholders for the second quarter 2007 equaled $51.1 million, or $0.75 per share, versus $26.6 million, or $0.43 per share, for the same quarter last year.  For the six months ended June 30, 2007, net income available to common shareholders equaled $69.7 million, or $1.04 per share, versus $59.2 million, or $0.95 per share, for the same period last year.

Funds from operations (FFO) available to common shareholders for the quarter ended June 30, 2007 amounted to $73.2 million, or $0.88 per share, versus $74.4 million, or $0.95 per share, for the quarter ended June 30, 2006.  For the six months ended June 30, 2007, FFO available to common shareholders amounted to $143.4 million, or $1.74 per share, versus $155.2 million, or $2.00 per share, for the same period last year.

Total revenues for the second quarter 2007 increased 9.7 percent to $200.5 million as compared to $182.8 million for the same quarter last year.  For the six months ended June 30, 2007, total revenues amounted to $393.8 million, an increase of 17.7 percent over total revenues of $334.7 million, for the same period last year.

All per share amounts presented above are on a diluted basis.

The Company had 67,923,941 shares of common stock, 10,000 shares of 8 percent Series C cumulative redeemable perpetual preferred stock ($25,000 liquidation value per share), and 15,250,592 common operating partnership units outstanding as of June 30, 2007.

The Company had a total of 83,174,533 common shares/common units outstanding at June 30, 2007.

As of June 30, 2007, the Company had total indebtedness of approximately $2.1 billion, with a weighted average annual interest rate of 6.13 percent.  The Company had a total market capitalization of $5.7 billion and a debt-to-undepreciated assets ratio of 38.2 percent at June 30, 2007.  The Company had an interest coverage ratio of 3.3 times for the quarter ended June 30, 2007.

Acquisitions / Development

In May, the Company completed its development and acquisition transactions with AAA Mid-Atlantic for properties in Hamilton Township, New Jersey.

The transactions consist of:

•                                          The Company’s development for AAA of a three-story, 120,000 square-foot class A office building on a 21.6 acre land site at the Company’s Horizon Center Business Park.  AAA pre-leased the building, which it will use as an operations center, for 15 years.

•                                          The Company’s acquisition from AAA, for approximately $8.8 million, of two office buildings totaling 69,232 square feet and land for development of up to an additional 219,000 square feet of commercial space.

The properties and land sites acquired consist of:

•                                          A 33,962 square-foot office building on 9.5 acres of land at 2 South Gold Drive.  The site can be redeveloped to accommodate up to a total of 109,000 square feet of commercial space.  AAA has leased back 9,784 square feet at the building for 10 years.

•                                          A 35,270 square-foot office building with 17.5 acres of land at 3 and 5 AAA Drive.  The site can be redeveloped to accommodate up to a total of 147,000 square feet of commercial space.

•                                          A 2.4 acre land parcel at 6 AAA Drive for the development of up to 32,000 square feet of commercial space.

In June, the Company completed its acquisition of commercial condominium interests in 125 Broad Street, a downtown Manhattan office tower, for $273 million.  The commercial condominium units, which are 100 percent leased, were acquired from SL Green Realty Corporation.  The units are comprised of floors 2-16, totaling 524,500 square feet of office space, which represents 39.6 percent of the office tower.

Also in June, the Company acquired 43 acres of approved land within Capital Office Park in Greenbelt, Maryland, for approximately $13 million.  The land, which can accommodate the development of up to 602,000 square feet of office space, was acquired pursuant to an option agreement that was part of the Company’s February 2006 acquisition of Capital Office Park.  The seven-building class A office complex is located on the Capital Beltway northeast of Washington D.C.

Sales

In May, the Company sold 1000 Bridgeport Avenue in Shelton, Connecticut, for approximately $17 million.  The 133,000 square-foot class A office building, which is 93.1 percent leased, was sold to a partnership of The Praedium Group LLC and Abbey Road Advisors LLC.

In June, the Company completed the sale of a Greenwich, Connecticut property at 500 West Putnam Avenue to SL Green Realty Corporation for $56 million.  The property, which was the Company’s sole asset in Greenwich, is a four-story, 121,500 square-foot office building that is 94.4 percent leased.

More recently, in July, the Company sold two office buildings in Egg Harbor Township, New Jersey, for approximately $12.5 million.  The buildings, which total 80,344 square feet, were sold to an entity controlled by Ron DePietro of Haddonfield, New Jersey.  The buildings are located at 100 and 200 Decadon Drive and are 100 percent leased.

Dividends

In June, the Company’s Board of Directors declared a cash dividend of $0.64 per common share (indicating an annual rate of $2.56 per common share) for the second quarter 2007, which was paid on July 16, 2007 to shareholders of record as of July 5, 2007.

The Board also declared a cash dividend on its 8 percent Series C cumulative redeemable perpetual preferred stock ($25 liquidation value per depositary share, each representing 1/100th of a share of preferred stock) equal to $0.50 per depositary share for the period April 15, 2007 through July 14, 2007.  The dividend was paid on July 16, 2007 to shareholders of record as of July 5, 2007.

Financing Activity

In June, the Company announced that its operating partnership, Mack-Cali Realty, L.P., extended and modified its unsecured revolving credit facility with a group of 23 lender banks.  The $600 million unsecured facility, which is expandable to $800 million, was extended for an additional two years and now matures in June 2011.  The interest rate was reduced by 10 basis points to LIBOR plus 55 basis points at the BBB/Baa2 pricing level.  The interest rate is subject to adjustment, on a sliding scale, based upon the operating partnership’s unsecured debt ratings.

Leasing

Mack-Cali’s consolidated in-service portfolio was 91.9 percent leased at June 30, 2007, as compared to 92.2 percent at March 31, 2007.

For the quarter ended June 30, 2007, the Company executed 135 leases totaling 1,070,555 square feet, consisting of 759,269 square feet of office space, 303,010 square feet of office/flex space and 8,276 square feet of industrial/warehouse space. Of these totals, 380,951 square feet were for new leases and 689,604 square feet were for lease renewals and other tenant retention transactions.

Highlights of the quarter’s leasing transactions include:

IN NORTHERN NEW JERSEY:

•                  Daiichi Sankyo, Inc., a pharmaceutical company, signed a 10-year renewal for 89,144 square feet and a 15-year expansion for 96,876 square feet, totaling 186,020 square-feet and representing the entire office building at Two Hilton Court in Parsippany.

•                  MannKind Corporation, a biopharmaceutical company, signed a transaction totaling 59,446 square feet at 61 South Paramus Road in Paramus.  The deal consists of a 33-month expansion of 10,097 square feet, a 16-month expansion of 34,197 square feet and a 16-month renewal of 15,152 square feet.  61 South Paramus Road is a 269,191 square-foot office building that is 99.9 percent leased.

IN CENTRAL NEW JERSEY:

•                  Telecom services provider Sonus Networks, Inc. signed a new, eight-year lease for 28,462 square feet at 3 Paragon Way in Freehold.  The 66,898 square-foot office building, located at Monmouth Executive Park, is 100 percent leased.

IN WESTCHESTER COUNTY, NEW YORK:

•                  MetroPCS New York, LLC, a division of wireless provider MetroPCS Communications, Inc., signed a new, 10-year lease for 34,870 square feet at 5 Skyline Drive in Hawthorne.  This 124,022 square-foot office/flex building is 99.3 percent leased.

•                  Also at 5 Skyline Drive, Conri Services, Inc., a fulfillment distributor, signed a new, 11-year lease for 21,222 square feet.  Conri Services also completed a 29-month renewal for 4,222 square feet at 250 Clearbrook Road in Elmsford.  250 Clearbrook Road is a 155,000 square-foot office/flex building that is 97.3 percent leased.

•                  Publishers Circulation Fulfillment, Inc., a provider of distribution outsourcing, signed a transaction totaling 24,112 square feet at 300 Executive Boulevard in Elmsford.  The deal represents a six-year expansion for 5,712 square feet and an 18-month renewal of 18,400 square feet.  300 Executive Boulevard is a 60,000 square-foot office/flex building that is 63 percent leased.

IN SUBURBAN PHILADELPHIA:

Sussex Wine Merchants, a wine distributor, signed a five-year renewal for 19,075 square feet at 50 Twosome Drive in Moorestown.  The 34,075 square-foot office/flex building is 100 percent leased.

IN WASHINGTON, D.C.:

The General Services Administration (GSA) signed a 100-month expansion for 26,274 square feet at 1400 L Street N.W. in Washington.  This expansion brings the GSA’s presence at 1400 L Street to 140,560 square feet in this fully-leased, 159,000 square-foot office building.

Information About FFO

Funds from operations (“FFO”) is defined as net income (loss) before minority interest of unitholders, computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains (or losses) from extraordinary items and sales of depreciable rental property (which the Company believes includes unrealized losses on properties held for sale), plus real estate-related depreciation and amortization.  The Company believes that FFO per share is helpful to investors as one of several measures of the performance of an equity REIT.  The Company further believes that by excluding the effect of depreciation and gains (or losses) from sales of properties (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO per share can facilitate comparison of operating performance between equity REITs.  FFO per share should not be considered as an alternative to net income per share as an indication of the Company’s performance or to cash flows as a measure of liquidity.  FFO per share presented herein is not necessarily comparable to FFO per share presented by other real estate companies due to the fact that not all real estate companies use the same definition.  However, the Company’s FFO per share is comparable to the FFO per share of real estate companies that use the current definition of the National Association of Real Estate Investment Trusts (“NAREIT”).  A reconciliation of net income per share to FFO per share is included in the financial tables on page 27.

Key Financial Data

	As of or for the three months ended
	6/30/07	3/31/07	12/31/06	9/30/06	6/30/06
Shares and Units:
Common Shares Outstanding	67,923,941	67,847,852	62,925,191	62,551,206	62,360,388
Common Units Outstanding (a)	15,250,592	15,200,761	15,342,283	15,595,825	15,681,625
Combined Shares and Units	83,174,533	83,048,613	78,267,474	78,147,031	78,042,013
Preferred Shares Outstanding	10,000	10,000	10,000	10,000	10,000
Weighted Average- Basic (b)	82,989,817	80,981,701	78,026,613	77,944,623	77,780,362
Weighted Average- Diluted (c)	83,192,728	81,234,395	78,409,851	78,258,441	78,067,030

Common Share Price ($’s):
At the end of the period	43.49	47.63	51.00	51.80	45.92
High during period	50.83	56.52	55.37	53.66	47.47
Low during period	42.33	46.89	48.24	45.47	42.17

Market Capitalization:
($’s in thousands, except ratios)
Market Value of Equity (d)	3,643,815	3,982,484	4,018,758	4,075,120	3,610,858
Total Debt	2,083,548	1,996,017	2,159,959	2,445,837	2,367,609
Total Market Capitalization	5,727,363	5,978,501	6,178,717	6,520,957	5,978,467
Total Debt/ Total Market Capitalization	36.38%	33.39%	34.96%	37.51%	39.60%

Financials:
($’s in thousands, except ratios and per share amounts)
Total Assets	4,620,222	4,473,403	4,422,889	4,668,761	4,622,422
Gross Book Value of Real Estate Assets	4,841,833	4,574,395	4,573,587	4,839,677	4,792,269
Total Liabilities	2,368,874	2,237,640	2,412,762	2,698,445	2,626,066
Total Minority Interests	476,781	472,149	482,220	483,055	491,761
Total Stockholders’ Equity	1,774,567	1,763,614	1,527,907	1,487,261	1,504,595
Total Revenues	200,530	193,258	196,083	201,252	182,789
Capitalized Interest	1,186	1,324	1,281	1,719	1,571
Scheduled Principal Payments	2,469	3,645	4,416	3,912	4,189
Interest Coverage Ratio	3.34	3.27	2.91	2.87	3.23
Fixed Charge Coverage Ratio	2.94	2.77	2.47	2.45	2.71
Net Income	51,578	19,079	67,924	16,511	27,134
Net Income Available to Common Shareholders	51,078	18,579	67,424	16,011	26,634
Earnings per Share—diluted	0.75	0.28	1.07	0.26	0.43
FFO per Share—diluted (e)	0.88	0.86	0.87	0.86	0.95
Dividends Declared per Share	0.64	0.64	0.64	0.64	0.63
FFO Payout Ratio—diluted (e)	72.69%	74.15%	73.58%	74.64%	66.09%

Portfolio Size:
Properties	302	300	300	321	319
Total Square Footage	34,754,192	34,294,734	34,294,734	36,066,424	35,826,085
Sq. Ft. Leased at End of Period (f) (g)	91.9%	92.2%	92.0%	91.4%	90.7%

(a)     Includes any outstanding preferred units presented on a converted basis into common units.

(b)               Calculated based on weighted average common shares outstanding, assuming redemption of operating partnership common units into common shares.

(c)               Calculated based on shares and units included in basic per share/unit computation, plus dilutive Common Stock Equivalents (i.e. convertible preferred units, options and warrants).

(d)              Includes any outstanding preferred units presented on a converted basis into common units and minority interests in partially-owned properties.

(e)               Funds from Operations (“FFO”) is calculated in accordance with the definition of the National Association of Real Estate Investment Trusts (NAREIT).  See “Information About FFO” on page 11.

(f)                 Percentage leased includes leases in effect as of the period end date, some of which have commencement dates in the future (including, at June 30, 2007, a lease with commencement date substantially in the future consisting of 8,590 square feet scheduled to commence in 2009), and leases that expire at the period end date.

(g)              Reflects square feet leased at the Company’s consolidated in-service portfolio, excluding in-service development properties in lease up (if any).

Same Store Results and Analysis

(dollars in thousands)

	For the three months ended June 30,			%
	2007	2006	Change	Change

Total Property Revenues	$164,238	$156,883	$7,355	4.7

Real Estate Taxes	23,004	20,879	2,125	10.2
Utilities	14,859	13,080	1,779	13.6
Operating Services	24,290	20,837	3,453	16.6
Total Property Expenses:	62,153	54,796	7,357	13.4

GAAP Net Operating Income	102,085	102,087	(2)	0.0

Less: straight-lining of rents adj.	1,619	4,761	(3,142)	(66.0)

Net Operating Income	$100,466	$97,326	$3,140	3.2

Percentage Leased at Period End	91.8%	90.5%

Total Properties:	247

Total Square Footage:	27,912,807

	For the six months ended June 30,			%
	2007	2006	Change	Change

Total Property Revenues	$319,341	$301,654	$17,687	5.9

Real Estate Taxes	44,915	41,040	3,875	9.4
Utilities	31,180	27,050	4,130	15.3
Operating Services	44,991	39,878	5,113	12.8
Total Property Expenses:	121,086	107,968	13,118	12.1

GAAP Net Operating Income	198,255	193,686	4,569	2.4

Less: straight-lining of rents adj.	5,169	10,188	(5,019)	(49.3)

Net Operating Income	$193,086	$183,498	$9,588	5.2

Percentage Leased at Period End	92.0%	90.6%

Total Properties:	240

Total Square Footage:	27,070,549

Unconsolidated Joint Ventures Summary

Breakdown of Unconsolidated Joint Ventures
Joint Venture Name	Property	Number of Buildings	Location	Percent Leased	Square Feet	Company’s Effective Ownership %
Office Properties:
Red Bank Corporate Plaza	Red Bank Corporate Plaza (a)	1	Red Bank, NJ	100.0%	92,878	50.0%
Mack-Green-Gale	Bellemead Portfolio	25	New Jersey/Michigan	82.7%	3,446,596	50.0%
Route 93 Ventures	Route 495 North Sub Market	7	Boston Suburbs, MA	32.3%	666,697	25.0%
Gale Kimball L.L.C.	100 Kimball Drive	1	Parsippany, NJ	91.4%	175,000	8.33%
12 Vreeland Realty L.L.C.	12 Vreeland Road	1	Florham Park, NJ	100.0%	139,750	50.0%

Office/Flex Properties:
Ramland Realty Associates, L.L.C.	One Ramland Road	1	Orangeburg, NY	65.9%	232,000	50.0%

Mixed-Use:
GE/Gale Funding L.L.C.	Princeton Forrestal Village	n/a	Princeton, NJ	92.8%	527,015	10.0%
Boston-Filenes	Boston-Filenes	1	Boston, MA	n/a	1,200,000	15.0%

Hotel:
Harborside South Pier	Hyatt Regency Jersey City on the Hudson	1	Jersey City, NJ	n/a	350 rooms	50.0%

Land:
Plaza VIII and IX Associates, L.L.C.	Vacant land/parking	n/a	Jersey City, NJ	n/a	n/a	50.0%
55 Corporate Partners L.L.C.	Condominium Interest Vacant Land	n/a	Bridgewater, NJ	n/a	n/a	50.0%
Red Bank Corporate Plaza II	Vacant Land	n/a	Red Bank, NJ	n/a	n/a	50.0%

(a)          The Company is developing a 92,878 square foot fully-leased office building for the venture.

Unconsolidated Joint Venture Financial Information

The following is a summary of the financial position of the unconsolidated joint ventures in which the Company had investment interests as of June 30, 2007 and December 31, 2006 (dollars in thousands):

June 30, 2007
	Plaza VIII & IX Associates	Ramland Realty	Harborside South Pier	Red Bank Corporate Plaza	Mack- Green- Gale	Princeton Forrestal Village	Route 93 Portfolio	Gale Kimball	55 Corporate	12 Vreeland	Boston- Filenes	NKFGMS Owners LLC	Combined Total
Assets:
Rental property, net	$11,095	$11,844	$66,640	$21,599	$475,513	$43,077	$55,873	$29,219	$17,000	$8,021	—	$280	$740,161
Other assets	1,797	872	15,338	2,245	71,079	26,026	3,612	654	—	849	$49,629	4,757	176,858
Total assets	$12,892	$12,716	$81,978	$23,844	$546,592	$69,103	$59,485	$29,873	$17,000	$8,870	$49,629	$5,037	$917,019
Liabilities and partners’/members’ capital (deficit):
Mortgages, loans payable and other obligations	—	$14,861	$76,803	$16,685	$361,455	$52,800	$41,255	$18,602	—	$9,256	—	—	$591,717
Other liabilities	$529	306	6,433	7	33,679	7,253	598	—	—	—	$114	$3,904	52,823
Partners’/members’ capital (deficit):	12,363	(2,451)	(1,258)	7,152	151,458	9,050	17,632	11,271	$17,000	(386)	49,515	1,133	272,479
Total liabilities and partners’/members’ capital (deficit):	$12,892	$12,716	$81,978	$23,844	$546,592	$69,103	$59,485	$29,873	$17,000	$8,870	$49,629	$5,037	$917,019
Company’s investment in unconsolidated joint ventures	$6,101	—	—	$3,795	$131,013	$2,159	$5,259	$987	$8,500	$7,377	$15,323	$545	$181,059

December 31, 2006
	Plaza VIII & IX Associates	Ramland Realty	Harborside South Pier	Red Bank Corporate Plaza	Mack- Green- Gale	Princeton Forrestal Village	Route 93 Portfolio	Gale Kimball	55 Corporate	12 Vreeland	Boston-Filenes	NKFGMS Owners LLC	Combined Total
Assets:
Rental property, net	$11,404	$12,141	$69,303	$12,462	$480,867	$39,538	$54,684	$26,601	$17,000	$8,221	—	$239	$732,460
Other assets	1,408	851	11,170	3,309	76,897	24,830	7,177	654	—	909	$10,500	2,638	140,343
Total assets	$12,812	$12,992	$80,473	$15,771	$557,764	$64,368	$61,861	$27,255	$17,000	$9,130	$10,500	$2,877	$872,803
Liabilities and partners’/members’ capital (deficit):
Mortgages, loans payable and other obligations	—	$14,936	$77,217	$8,673	$358,063	$47,761	$39,435	$15,350	—	$10,253	—	—	$571,688
Other liabilities	$532	259	4,944	8	39,497	5,972	846	—	—	—	—	$1,329	53,387
Partners’/members’ capital (deficit):	12,280	(2,203)	(1,688)	7,090	160,204	10,635	21,580	11,905	$17,000	(1,123)	$10,500	1,548	247,728
Total liabilities and partners’/members’ capital (deficit):	$12,812	$12,992	$80,473	$15,771	$557,764	$64,368	$61,861	$27,255	$17,000	$9,130	$10,500	$2,877	$872,803
Company’s investment in unconsolidated joint ventures	$6,060	—	—	$3,647	$119,061	$2,560	$6,669	$1,024	$8,500	$7,130	$5,250	$400	$160,301

The following is a summary of the results of operations of the unconsolidated joint ventures for the period in which the Company had investment interests during the three months ended June 30, 2007 and 2006 (dollars in thousands):

Three Months Ended June 30, 2007
Meadowlands Xanadu	G&G Martco	Plaza VIII & IX Associates	Ramland Realty	Harborside South Pier	Red Bank Corporate Plaza	Mack- Green- Gale	Princeton Forrestal Village	Route 93 Portfolio	Gale Kimball	55 Corporate	12 Vreeland	Boston- Filenes	NKFGMS Owners LLC	Combined Total

Total revenues	—	—	$215	$518	$11,366	—	$17,251	$2,386	$738	$2	—	$524	$205	$8,708	$41,913
Operating and other expenses	—	—	(44)	(389)	(6,943)	—	(7,716)	(1,516)	(977)	(31)	—	(14)	(400)	(8,647)	(26,677)
Depreciation and amortization	—	—	(154)	(175)	(1,488)	—	(7,429)	(786)	(467)	(183)	—	(88)	—	—	(10,770)
Interest expenses	—	—	—	(265)	(1,199)	—	(6,805)	(1,192)	(846)	(321)	—	(169)	—	—	(10,797)
Net income	—	—	$17	$(311)	$1,736	—	$(4,699)	$(1,108)	$(1,552)	$(533)	—	$253	$(195)	$61	$(6,331)
Company’s equity in earnings of unconsolidated joint ventures	—	—	$8	$(175)	$762	—	$(1,604)	$(270)	$(466)	$(44)	—	$127	$(58)	$24	$(1,696)

Three Months Ended June 30, 2006
Meadowlands Xanadu	G&G Martco	Plaza VIII & IX Associates	Ramland Realty	Harborside South Pier	Red Bank Corporate Plaza	Mack- Green- Gale	Princeton Forrestal Village	Route 93 Portfolio	Gale Kimball	55 Corporate	12 Vreeland	Boston- Filenes	NKFGMS Owners LLC	Combined Total

Total revenues	$158	$1,778	$196	$502	$9,774	—	$9,468	$4,391	$558	—	—	—	—	—	$26,825
Operating and other expenses	(83)	(978)	(46)	(364)	(5,752)	—	(3,776)	(2,716)	(257)	—	—	—	—	—	(13,972)
Depreciation and amortization	—	(357)	(154)	(187)	(1,460)	—	(3,378)	(1,421)	(94)	—	—	—	—	—	(7,051)
Interest expenses	—	(792)	—	(253)	(906)	—	(3,591)	(1,383)	(263)	—	—	—	—	—	(7,188)
Net income	$75	$(349)	$(4)	$(302)	$1,656	—	$(1,277)	$(1,129)	$(56)	—	—	—	—	—	$(1,386)
Company’s equity in earnings of unconsolidated joint ventures	—	$(331)	$(2)	—	$828	—	$(1,260)	$(67)	$(14)	—	—	—	—	—	$(846)

The following is a summary of the results of operations of the unconsolidated joint ventures for the period in which the Company had investment interests during the six months ended June 30, 2007 and 2006 (dollars in thousands):

Six Months Ended June 30, 2007
Meadowlands Xanadu	G&G Martco	Plaza VIII & IX Associates	Ramland Realty	Harborside South Pier	Red Bank Corporate Plaza	Mack- Green- Gale	Princeton Forrestal Village	Route 93 Portfolio	Gale Kimball	55 Corporate	12 Vreeland	Boston- Filenes	NKFGMS Owners LLC	Combined Total

Total revenues	—	—	$474	$1,045	$20,304	—	$33,692	$5,252	$1,063	$2	—	$1,048	$531	$17,698	$81,109
Operating and other expenses	—	—	(83)	(763)	(12,506)	—	(15,158)	(2,990)	(1,864)	(40)	—	(33)	(661)	(17,565)	(51,663)
Depreciation and amortization	—	—	(308)	(351)	(2,966)	—	(14,164)	(1,536)	(2,027)	(183)	—	(176)	—	—	(21,711)
Interest expenses	—	—	—	(529)	(2,402)	—	(13,429)	(2,290)	(1,643)	(414)	—	(344)	—	—	(21,051)
Net income	—	—	$83	$(598)	$2,430	—	$(9,059)	$(1,564)	$(4,471)	$(635)	—	$495	$(130)	$133	$(13,316)
Company’s equity in earnings of unconsolidated joint ventures	—	—	$41	$(175)	$1,109	—	$(3,339)	$(402)	$(1,370)	$(52)	—	$247	$(39)	$53	$(3,927)

Six Months Ended June 30, 2006
Meadowlands Xanadu	G&G Martco	Plaza VIII & IX Associates	Ramland Realty	Harborside South Pier	Red Bank Corporate Plaza	Mack- Green- Gale	Princeton Forrestal Village	Route 93 Portfolio	Gale Kimball	55 Corporate	12 Vreeland	Boston- Filenes	NKFGMS Owners LLC	Combined Total

Total revenues	$299	$3,647	$322	$1,015	$17,603	—	$9,468	$4,391	$558	—	—	—	—	—	$37,303
Operating and other expenses	(151)	(1,880)	(88)	(704)	(10,636)	—	(3,776)	(2,716)	(257)	—	—-	—	—	—	(20,208)
Depreciation and amortization	—	(712)	(308)	(376)	(2,909)	—	(3,378)	(1,421)	(94)	—	—	—	—	—	(9,198)
Interest expenses	—	(1,517)	—	(489)	(1,857)	—	(3,591)	(1,383)	(263)	—	—	—	—	—	(9,100)
Net income	$148	$(462)	$(74)	$(554)	$2,201	—	$(1,277)	$(1,129)	$(56)	—	—	—	—	—	$(1,203)
Company’s equity in earnings of unconsolidated joint ventures	—	$(322)	$(37)	—	$1,101	—	$(1,260)	$(67)	$(14)	—	—	—	—	—	$(599)

Select Financial Ratios

Ratios Computed For Industry	June 30,
Comparisons:	2007	2006
Financial Position Ratios:
Total Debt/ Total Book Capitalization (Book value) (%)	45.10%	51.22%

Total Debt/ Total Market Capitalization (Market value) (%)	36.38%	39.60%

Total Debt/ Total Undepreciated Assets (%)	38.20%	43.83%

Secured Debt/ Total Undepreciated Assets (%)	5.55%	6.91%

	Three Months Ended June 30,		Six Months Ended June 30,
	2007	2006	2007	2006
Operational Ratios:
Interest Coverage (Funds from Operations+Interest Expense)/Interest Expense (x)	3.34	3.23	3.30	3.39

Debt Service Coverage (Funds from Operations + Interest Expense)/(Interest Expense + Principal Amort.) (x)	3.09	3.02	3.01	3.02

Fixed Charge Coverage (Funds from Operations + Interest Expense)/(Interest Expense + Capitalized Interest+Pref. Div. +Prin. Amort.+Ground Lease Payments)(x)	2.94	2.71	2.85	2.85

FFO Payout (Dividends Declared/Funds from Operations) (%)	72.69%	66.09%	73.41%	62.81%

Debt Analysis

(as of June 30, 2007)

Debt Breakdown

(dollars in thousands)

	Balance	% of Total	Weighted Average Interest Rate	Weighted Average Maturity in Years
Fixed Rate Unsecured Notes	$1,665,629	79.94%	6.29%	4.80
Fixed Rate Secured Debt and Other Obligations	302,919	14.54%	5.36%	4.52
Variable Rate Unsecured Debt	115,000	5.52%	5.87%	3.98
Totals/Weighted Average:	$2,083,548	100.00%	6.13%	4.71

Future Repayments

(dollars in thousands)

Period	Scheduled Amortization	Principal Maturities	Total	Weighted Average Interest Rate of Future Repayments (a)
July 1 – December 31, 2007	$11,582	—	$11,582	5.01%
2008	18,098	$12,563	30,661	5.25%
2009	11,258	300,000	311,258	7.40%
2010	2,793	334,500	337,293	5.26%
2011	3,143	415,000	418,143	7.35%
Thereafter	9,449	970,766	980,215	5.57%
Sub-total	56,323	2,032,829	2,089,152	6.13%
Adjustment for unamortized debt discount/premium, net, as of June 30, 2007	(5,604)	—	(5,604)	—

Totals/Weighted Average:	$50,719	$2,032,829	$2,083,548	6.13%

Debt Maturities

(dollars in thousands)

	July 1 – December 31, 2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2018	TOTALS
Secured Debt:
6404 Ivy Lane		$12,563										$12,563
Prudential Portfolio				$150,000								150,000
105 Challenger				19,500								19,500
2200 Renaissance Boulevard						$15,234						15,234
Soundview Plaza							$14,889					14,889
9200 Edmonston Road							4,229					4,229
6305 Ivy Lane								$5,707				5,707
6301 Ivy Lane								5,301				5,301
35 Waterview								18,185				18,185
395 West Passaic								9,636				9,636
23 Main Street											$26,566	26,566
Total Secured Debt:	—	$12,563	—	$169,500	—	$15,234	$19,118	$38,829	—	—	$26,566	$281,810

Unsecured Debt:
Unsecured credit facility					$115,000							$115,000
7.250% unsecured notes due 3/09			$300,000									300,000
5.050% unsecured notes due 4/10				$150,000								150,000
7.835% unsecured notes due 12/10				15,000								15,000
7.750% unsecured notes due 2/11					300,000							300,000
5.250% unsecured notes due 1/12						$100,000						100,000
6.150% unsecured notes due 12/12						94,914						94,914
5.820% unsecured notes due 3/13							$26,105					26,105
4.600% unsecured notes due 6/13							100,000					100,000
5.125% unsecured notes due 2/14								$200,000				200,000
5.125% unsecured notes due 1/15									$150,000			150,000
5.80% unsecured notes due 1/16										$200,000		200,000
Total Unsecured Debt:	—	—	$300,000	$165,000	$415,000	$194,914	$126,105	$200,000	$150,000	$200,000	—	$1,751,019

Total Debt:	—	$12,563	$300,000	$334,500	$415,000	$210,148	$145,223	$238,829	$150,000	$200,000	$26,566	$2,032,829

Debt Detail

(dollars in thousands)

		Effective	Principal Balance at
Property Name	Lender	Interest Rate	June 30, 2007	December 31, 2006	Date of Maturity
Senior Unsecured Notes: (a)
7.250%, $300,000 Face Amount Notes	public debt	7.490%	$299,599	$299,481	03/15/09
5.050%, $150,000 Face Amount Notes	public debt	5.265%	149,847	149,819	04/15/10
7.835%, $15,000 Face Amount Notes	public debt	7.950%	15,000	15,000	12/15/10
7.750%, $300,000 Face Amount Notes	public debt	7.930%	299,381	299,295	02/15/11
5.250%, $100,000 Face Amount Notes	public debt	5.457%	99,112	99,015	01/15/12
6.150%, $94,914 Face Amount Notes	public debt	6.894%	92,226	91,981	12/15/12
5.820%, $26,105 Face Amount Notes	public debt	6.448%	25,475	25,420	03/15/13
4.600%, $100,000 Face Amount Notes	public debt	4.742%	99,830	99,815	06/15/13
5.125%, $200,000 Face Amount Notes	public debt	5.110%	201,588	201,708	02/15/14
5.125%, $150,000 Face Amount Notes	public debt	5.297%	149,302	149,256	01/15/15
5.800%, $200,000 Face Amount Notes	public debt	5.806%	200,654	200,692	01/15/16
Total Senior Unsecured Notes:			$1,632,014	$1,631,482

Revolving Credit Facilities:

Unsecured Facility (b)	23 Lenders	Libor + 0.550%	$115,000	$145,000	6/22/11
Total Revolving Credit Facilities:			$115,000	$145,000

Property Mortgages: (c)

Mack-Cali Airport	Allstate Life Insurance Co.	7.050%	—	$9,422		(d)
6303 Ivy Lane	State Farm Life Ins. Co.	5.567%	—	6,020		(e)
6404 Ivy Lane	TIAA	5.582%	$13,351	13,665	08/01/08
Various (f)	Prudential Insurance Co.	4.841%	150,000	150,000	01/15/10
105 Challenger Road	Archon Financial CMBS	6.235%	18,858	18,748	06/06/10
2200 Renaissance Boulevard	TIAA	5.888%	17,633	17,819	12/01/12
Soundview Plaza	TIAA	6.015%	17,797	18,013	01/01/13
9200 Edmonston Road	Principal Commercial Funding, L.L.C.	5.534%	5,165	5,232	05/01/13
6305 Ivy Lane	John Hancock Life Ins. Co.	5.525%	7,193	7,285	01/01/14
395 West Passaic	State Farm Life Ins. Co.	6.004%	12,798	12,996	05/01/14
6301 Ivy Lane	John Hancock Life Ins. Co.	5.520%	6,739	6,821	07/01/14
35 Waterview	Wachovia CMBS	6.348%	20,204	20,318	08/11/14
500 West Putnam Avenue (g)	New York Life Ins. Co.	5.571%	—	25,000	01/10/16
23 Main Street	JP Morgan CMBS	5.587%	33,182	33,396	09/01/18
Assumed Obligations	n/a	4.907%	33,614	38,742	05/01/09	(h)
Total Mortgages, Loans Payable and Other Obligations:			$336,534	$383,477

Total Debt:			$2,083,548	$2,159,959

(a)          Interest rate for unsecured notes reflects effective rate of debt, including cost of terminated treasury lock agreements (if any), offering and other transaction costs and the discount on the notes, as applicable.

(b)         Total borrowing capacity under this facility is $600 million.

(c)          Effective interest rate for mortgages, loans payable and other obligations reflects effective rate of debt, including deferred financing costs, comprised of the cost of terminated treasury lock agreements (if any), debt initiation costs and other transaction costs, as applicable.

(d)         On February 5, 2007, the Company repaid this mortgage loan at par, using available cash.

(e)          On February 15, 2007, the Company repaid this mortgage loan at par, using available cash.

(f)            Mortgage is collateralized by seven properties.

(g)         On June 11, 2007, the Company assigned this loan with the sale of the property and the purchaser assumed this obligation.

(h)         The obligations mature at various times through May 2009.

III. FINANCIAL INFORMATION

III.  FINANCIAL INFORMATION

Mack-Cali Realty Corporation and Subsidiaries

Consolidated Statements of Operations

(in thousands, except per share amounts) (unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2007	2006	2007	2006
Revenues
Base rents	$142,482	$133,333	$282,039	$260,839
Escalations and recoveries from tenants	25,766	23,272	51,986	44,243
Construction services	23,469	13,049	45,810	13,049
Real estate services	4,959	7,734	7,700	8,363
Other income	3,854	5,401	6,252	8,184
Total revenues	200,530	182,789	393,787	334,678

Expenses
Real estate taxes	23,852	21,162	47,322	41,932
Utilities	15,329	13,214	32,874	27,670
Operating services	27,348	25,880	51,974	46,036
Direct construction costs	22,634	12,579	43,545	12,579
General and administrative	12,870	11,846	23,940	20,621
Depreciation and amortization	43,823	39,476	85,274	75,955
Total expenses	145,856	124,157	284,929	224,793
Operating income	54,674	58,632	108,858	109,885

Other (expense) income
Interest expense	(31,333)	(33,034)	(62,269)	(64,109)
Interest and other investment income	1,571	399	3,188	1,845
Equity in earnings (loss) of unconsolidated joint ventures	(1,696)	(846)	(3,927)	(599)
Minority interest in consolidated joint ventures	214	30	441	30
Gain on sale of investment in marketable securities	—	—	—	15,060
Total other (expense) income	(31,244)	(33,451)	(62,567)	(47,773)
Income from continuing operations before Minority interest in Operating Partnership	23,430	25,181	46,291	62,112
Minority interest in Operating Partnership	(4,197)	(4,950)	(8,418)	(11,790)
Income from continuing operations	19,233	20,231	37,873	50,322
Discontinued operations (net of minority interest): Income from discontinued operations	598	2,982	1,037	5,988
Realized gains (losses) and unrealized losses on disposition of rental property, net	31,747	3,921	31,747	3,921
Total discontinued operations, net	32,345	6,903	32,784	9,909
Net income	51,578	27,134	70,657	60,231
Preferred stock dividends	(500)	(500)	(1,000)	(1,000)
Net income available to common shareholders	$51,078	$26,634	$69,657	$59,231

Basic earnings per common share:
Income from continuing operations	$0.28	$0.32	$0.55	$0.79
Discontinued operations	0.47	0.11	0.49	0.16
Net income available to common shareholders	$0.75	$0.43	$1.04	$0.95

Diluted earnings per common share:
Income from continuing operations	$0.28	$0.32	$0.55	$0.79
Discontinued operations	0.47	0.11	0.49	0.16
Net income available to common shareholders	$0.75	$0.43	$1.04	$0.95

Dividends declared per common share	$0.64	$0.63	$1.28	$1.26

Basic weighted average shares outstanding	67,799	62,182	66,753	62,085

Diluted weighted average shares outstanding	83,193	78,067	82,220	77,359

Mack-Cali Realty Corporation and Subsidiaries

Consolidated Balance Sheets

(in thousands, except per share amounts) (unaudited)

	June 30,	December 31,
	2007	2006
Assets
Rental property
Land and leasehold interests	$722,777	$659,169
Buildings and improvements	3,736,777	3,549,699
Tenant improvements	365,469	356,495
Furniture, fixtures and equipment	8,496	8,224
	4,833,519	4,573,587
Less – accumulated depreciation and amortization	(833,492)	(796,793)
	4,000,027	3,776,794
Rental property held for sale, net	5,826	—
Net investment in rental property	4,005,853	3,776,794
Cash and cash equivalents	18,903	101,223
Investments in unconsolidated joint ventures	181,059	160,301
Unbilled rents receivable, net	106,215	100,847
Deferred charges and other assets, net	261,965	240,637
Restricted cash	16,795	15,448
Accounts receivable, net of allowance for doubtful accounts of $2,715 and $1,260	29,432	27,639

Total assets	$4,620,222	$4,422,889

Liabilities and Stockholders’ Equity
Senior unsecured notes	$1,632,014	$1,631,482
Revolving credit facility	115,000	145,000
Mortgages, loans payable and other obligations	336,534	383,477
Dividends and distributions payable	53,689	50,591
Accounts payable, accrued expenses and other liabilities	146,689	122,134
Rents received in advance and security deposits	51,116	45,972
Accrued interest payable	33,832	34,106
Total liabilities	2,368,874	2,412,762

Minority interests:
Operating Partnership	475,226	480,103
Consolidated joint ventures	1,555	2,117
Total minority interests	476,781	482,220
Commitments and contingencies

Stockholders’ equity:
Preferred stock, $0.01 par value, 5,000,000 shares authorized, 10,000 and 10,000 shares outstanding, at liquidation preference	25,000	25,000
Common stock, $0.01 par value, 190,000,000 shares authorized, 67,923,941 and 62,925,191 shares outstanding	679	629
Additional paid-in capital	1,971,901	1,708,053
Dividends in excess of net earnings	(223,013)	(205,775)
Total stockholders’ equity	1,774,567	1,527,907

Total liabilities and stockholders’ equity	$4,620,222	$4,422,889

Mack-Cali Realty Corporation and Subsidiaries

Consolidated Statement of Changes in Stockholders’ Equity

For the six months ended June 30, 2007

(in thousands) (unaudited)

	Preferred Stock		Common Stock		Additional Paid-In	Dividends in Excess of	Total Stockholders’
	Shares	Amount	Shares	Par value	Capital	Net Earnings	Equity
Balance at January 1, 2007	10	$25,000	62,925	$629	$1,708,053	$(205,775)	$1,527,907
Net income	—	—	—	—	—	70,657	70,657
Preferred stock dividends	—	—	—	—	—	(1,000)	(1,000)
Common stock dividends	—	—	—	—	—	(86,895)	(86,895)
Common Stock Offering	—	—	4,650	47	251,685	—	251,732
Redemption of common units for common stock	—	—	207	2	6,440	—	6,442
Shares issued under Dividend Reinvestment and Stock Purchase Plan	—	—	3	—	146	—	146
Stock options exercised	—	—	126	1	3,613	—	3,614
Stock options expense	—	—	—	—	66	—	66
Directors Deferred compensation plan	—	—	—	—	159	—	159
Issuance of restricted stock	—	—	13	—	—	—	—
Amortization of stock compensation	—	—	—	—	1,739	—	1,739

Balance at June 30, 2007	10	$25,000	67,924	$679	$1,971,901	$(223,013)	$1,774,567

Statements of Funds from Operations

(in thousands, except per share/unit amounts) (unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2007	2006	2007	2006
Net income available to common shareholders	$51,078	$26,634	$69,657	$59,231
Add: Minority interest in Operating Partnership	4,197	4,950	8,418	11,790
Minority interest in discontinued operations	7,247	1,732	7,349	2,427
Real estate-related depreciation and amortization on continuing operations (a)	49,569	42,852	96,375	80,323
Real estate-related depreciation and amortization on discontinued operations	18	3,156	424	6,319
Deduct: Discontinued operations – Realized gains (losses) and unrealized losses on disposition of rental property, net	(38,860)	(4,905)	(38,860)	(4,905)
Funds from operations available to common shareholders (b)	$73,249	$74,419	$143,363	$155,185

Diluted weighted average shares/units outstanding (c)	83,193	78,067	82,220	77,359

Funds from operations per share/unit – diluted	$0.88	$0.95	$1.74	$2.00

Dividend declared per common share	$0.64	$0.63	$1.28	$1.26

Dividend payout ratios:
Funds from operations-diluted	72.69%	66.09%	73.41%	62.81%

Supplemental Information:
Non-incremental revenue generating capital expenditures:
Building improvements	$2,648	$2,436	$5,137	$4,391
Tenant improvements and leasing commissions	$10,049	$18,706	$21,822	$30,676
Straight-line rent adjustments (d)	$2,531	$6,208	$7,240	$12,601
Amortization of (above)/below market lease intangibles, net (e)	$1,024	$361	$1,591	$1,025

(a)       Includes the Company’s share from unconsolidated joint ventures of $5,905 and $3,518 for the three months ended June 30, 2007 and 2006, respectively and $11,415 and $4,657 for the six months ended June 30, 2007 and 2006, respectively.

(b)       Funds from operations for both periods are calculated in accordance with the definition of FFO of the National Association of Real Estate Investment Trusts (NAREIT).  See “Information About FFO” on page 11.

(c)       Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common units into common shares (15,191 shares and 15,599 shares for the three months ended June 30, 2007 and 2006, respectively and 15,238 shares and 14,968 shares for the six months ended June 30, 2007 and 2006, respectively), plus dilutive Common Stock Equivalents (i.e. stock options).  See reconciliation of basic to diluted shares/units on page 28.

(d)       Includes the Company’s share from unconsolidated joint ventures of $649 and $932 for the three months ended June 30, 2007 and 2006, respectively and $1,446 and $1,141for the six months ended June 30, 2007 and 2006, respectively.

(e)       Includes the Company’s share from unconsolidated joint ventures of $399 and $0 for three months ended June 30, 2007 and 2006, respectively and $671 and $0 for the six months ended June 30, 2007 and 2006, respectively.

Statements of Funds from Operations Per Diluted Share

(amounts are per diluted share, except share count in thousands) (unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2007	2006	2007	2006
Net income available to common shareholders	$0.75	$0.43	$1.04	$0.95
Add: Real estate-related depreciation and amortization on continuing operations (a)	0.60	0.55	1.17	1.04
Real estate-related depreciation and amortization on discontinued operations	—	0.04	0.01	0.08
Deduct: Discontinued operations – Realized gains (losses) and unrealized losses on disposition of rental property, net	(0.47)	(0.06)	(0.47)	(0.06)
Minority interest / rounding adjustment	—	(0.01)	(0.01)	(0.01)

Funds from operations available to common shareholders (b)	$0.88	$0.95	$1.74	$2.00

Diluted weighted average shares/units outstanding (c)	83,193	78,067	82,220	77,359

(a)   Includes the Company’s share from unconsolidated joint ventures of $0.07 and $0.05 for the three months ended June 30, 2007 and 2006, respectively and $0.14 and $0.06 for the six months ended June 30, 2007 and 2006, respectively.

(b)   Funds from operations for both periods are calculated in accordance with the definition of FFO of the National Association of Real Estate Investment Trusts (NAREIT).  See “Information About FFO” on page 11.

(c)   Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common units into common shares (15,191 shares and 15,599 shares for the three months ended June 30, 2007 and 2006, respectively and 15,238 shares and 14,968 shares for the six months ended June 30, 2007 and 2006, respectively), plus dilutive Common Stock Equivalents (i.e. stock options).  See reconciliation of basic to diluted shares/units on page 28.

Reconciliation of Basic-to-Diluted Shares/Units

(in thousands)

The following schedule reconciles the Company’s basic weighted average shares outstanding to basic and diluted weighted average shares/units outstanding for the purpose of calculating FFO per share:

	Three Months Ended June 30,		Six Months Ended June 30,
	2007	2006	2007	2006
Basic weighted average shares outstanding:	67,799	62,182	66,753	62,085
Add: Weighted average common units	15,191	15,599	15,239	14,968
Basic weighted average shares/units:	82,990	77,781	81,992	77,053
Add: Stock options	203	286	228	306

Diluted weighted average shares/units outstanding:	83,193	78,067	82,220	77,359

IV.  VALUE CREATION PIPELINE

IV. VALUE CREATION PIPELINE

Operating Property Acquisitions

(dollars in thousands)

For the six months ended June 30, 2007

Acquisition			# of	Rentable	Investment by
Date	Property/Address	Location	Bldgs.	Square Feet	Company
Office:
05/08/07	AAA Properties (a)	Hamilton Township, Mercer County, NJ	2	69,232	$9,048
06/11/06	125 Broad Street (b) (c)	New York, New York County, NY	1	524,476	274,091

Total Property Acquisitions:			3	593,708	$283,139

(a)   Included in this transaction was the acquisition of two parcels of developable land aggregating approximately 13 acres.

(b)   Acquisition represented two units of office condominium interests, which collectively comprise floors 2 through 16, or 39.6 percent, of the 40-story, 1.2 million square-foot building.

(c)   Transaction was funded primarily through borrowing on the Company’s revolving credit facility.

For the year ended December 31, 2006

Acquisition			# of	Rentable	Investment by
Date	Property/Address	Location	Bldgs.	Square Feet	Company (a)
Office:
02/28/06	Capital Office Park (b)	Greenbelt, Prince George’s County, MD	7	842,258	$166,011
05/09/06	35 Waterview Boulevard (c) (d)	Parsippany, Morris County, NJ	1	172,498	33,586
05/09/06	105 Challenger Road (c) (e)	Ridgefield Park, Bergen County, NJ	1	150,050	34,960
05/09/06	343 Thornall Street (c) (f)	Edison, Middlesex County, NJ	1	195,709	46,193
07/31/06	395 W. Passaic Street (g)	Rochelle Park, Bergen County, NJ	1	100,589	22,219

Total Property Acquisitions:			11	1,461,104	$302,969

(a)   Amounts are as of June 30, 2007.

(b)   This transaction was funded primarily through the assumption of $63.2 million of mortgage debt and the issuance of 1.9 million common operating partnership units valued at $87.2 million.

(c)   The property was acquired as part of the Gale/Green Transactions.

(d)   Transaction was funded primarily through borrowing on the Company’s revolving credit facility and the assumption of $20.4 million of mortgage debt.

(e)   Transaction was funded primarily through borrowing on the Company’s revolving credit facility and the assumption of $19.5 million of mortgage debt.

(f)    Transaction was funded primarily through borrowing on the Company’s revolving credit facility.

(g)   Transaction was funded primarily through borrowing on the Company’s revolving credit facility and the assumption of $13.1 million of mortgage debt.

Properties Commencing Initial Operations

(dollars in thousands)

For the six months ended June 30, 2007

			# of	Rentable	Investment by
Date	Property/Address	Location	Bldgs.	Square Feet	Company (a) (b)
Office
Majority Owned:
05/08/07	700 Horizon Drive	Hamilton Township, Mercer County, NJ	1	120,000	$16,699

Unconsolidated Joint Ventures:
03/01/07	100 Kimball Drive	Parsippany, Morris County, NJ	1	175,000	987

Total Properties Commencing Initial Operations:			2	295,000	$17,686

(a)   Development costs were funded primarily through draws on the Company’s revolving credit facility.

(b)   Amounts are as of June 30, 2007.

Acquisition Property Profile

Property Name:	AAA Properties

Product Type:	Office Buildings

Location:	Hamilton Township, New Jersey

Description:	One, two-story office building and a one-story office building

Size:	69,232 square feet

Year Constructed:	3 AAA Drive: 1981
2 South Gold Drive: 1974

Closing Date:	May 8, 2007

Acquisition Cost:	$9.0 million (includes purchase of 13 acres of developable land)

Funding Source:	Funded primarily through borrowing on the Company’s revolving credit facility.

Percentage Leased:	49.5%

Number of Tenants:	3

Significant Tenants:	Kleinfelder, Inc. (15,736 square feet)
AAA Mid-Atlantic, Inc. (9,784 square feet)
Account Portfolio Management (8,732 square feet)

Property Name:	125 Broad Street

Product Type:	Office Building

Location:	New York, New York

Description:	Two units of commercial condominium interests comprised of floors 2 through 16, or 39.6 percent of the 40-story 1.2 million square-foot class A office building.

Size:	524,476 square feet

Year Constructed:	1970

Closing Date:	June 11, 2007

Acquisition Cost:	$274.1 million

Funding Source:	Funded primarily through borrowing on the Company’s revolving credit facility.

Percentage Leased:	100.0%

Number of Tenants:	4

Significant Tenants:	Citigroup Global Markets, Inc. (330,900 square feet)
Oppenheimer & Co., Inc. (105,008 square feet)
Ark Asset Management Co., Inc. (72,568 square feet)

Summary of Construction Projects

(dollars in thousands)

			Estimated			Costs
			Placed in	Number		Incurred	Total
		Type of	Service	Of	Square	Through	Estimated	Current
Project	Location	Space	Date	Buildings	Feet	6/30/07	Costs	% Leased
Majority Owned:
Wyndham	Parsippany, NJ	Office	2008-4Q	1	250,000	$1,484	$64,837	100.0%
Sub-total:				1	250,000	1,484	64,837	100.0%

Unconsolidated Joint Ventures:
Red Bank Corporate Plaza	Red Bank, NJ	Office	2007-3Q	1	92,878	21,598	27,050	100.0%
Boston-Filenes	Boston, MA	Mixed-Use	n/a	1	1,200,000	99,258	630,000	n/a

Sub-total:				2	1,292,878	120,856	657,050	7.2%

Grand Total:				3	1,542,878	$122,340	$721,887	22.2%

Summary of Land Parcels

				Development
				Potential
Site	Town/City	State	Acres	(Sq. Ft.)	Type of Space
55 Corporate Drive (a)	Bridgewater	NJ	30.0	200,000	Office
Horizon Center	Hamilton Township	NJ	5.3	68,000	Office/Flex/Retail
3 & 5 AAA Drive (b)	Hamilton Township	NJ	17.5	112,000	Office
6 AAA Drive	Hamilton Township	NJ	2.4	32,000	Office
2 South Gold Drive (c)	Hamilton Township	NJ	9.5	75,000	Office
Plaza VIII and IX Associates, L.L.C. (a)	Jersey City	NJ	3.6	1,225,000	Office
Harborside Financial Center (d)	Jersey City	NJ	6.5	3,113,500	Office
One Newark Center (a)	Newark	NJ	1.0	400,000	Office
Mack-Cali Business Campus	Parsippany & Hanover	NJ	110.0	1,350,000	Office
3 Campus Drive	Parsippany	NJ	10.0	124,000	Office
Red Bank Corporate Plaza II (a)	Red Bank	NJ	1.0	18,563	Office
Commercenter	Totowa	NJ	5.8	30,000	Office/Flex
Princeton Metro	West Windsor	NJ	10.0	97,000	Office
Princeton Overlook II	West Windsor	NJ	10.0	149,500	Office
Mack-Cali Princeton Executive Park	West Windsor	NJ	59.9	760,000	Office/Hotel
Meadowlands Xanadu (a)	East Rutherford	NJ	13.8	1,760,000	Office
Meadowlands Xanadu (a)	East Rutherford	NJ	3.2	500,000	Hotel	(e)
Elmsford Distribution Center (f)	Elmsford	NY	14.5	100,000	Warehouse
Mid-Westchester Executive Park	Hawthorne	NY	7.2	82,250	Office/Flex
One Ramland Road (a)	Orangeburg	NY	20.0	100,000	Office/Flex
South Westchester Executive Park (f)	Yonkers	NY	60.0	500,000	Office/Flex
South Westchester Executive Park	Yonkers	NY	2.7	50,000	Office/Flex
Airport Business Center	Lester	PA	12.6	135,000	Office
Rose Tree Corporate Center	Media	PA	2.3	15,200	Office
Capital Office Park	Greenbelt	MD	43.0	600,000	Office
Eastpoint II	Lanham	MD	4.8	122,000	Office/Hotel

Total:			466.6	11,719,013

(a)   Land owned or controlled by joint venture in which Mack-Cali is an equity partner.

(b)   This land parcel also includes an existing office building totaling 35,270 square feet.

(c)   This land parcel also includes an existing office building totaling 33,962 square feet.

(d)   In addition, there are 21 acres of riparian property.

(e)   Hotel project can comprise up to 520 rooms.

(f)    Mack-Cali holds an option to purchase this land.

Rental Property Sales

(dollars in thousands)

For the six months ended June 30, 2007

				Rentable
Sale			# of	Square	Net Sales	Net Book	Realized
Date	Property/Address	Location	Bldgs.	Feet	Proceeds	Value	Gain/(Loss)
Office:
05/10/07	1000 Bridgeport Avenue	Shelton, Fairfield County, Connecticut	1	133,000	$16,411	$13,782	$2,629
06/11/07	500 W. Putnam Avenue	Greenwich, Fairfield County, Connecticut	1	121,250	54,344	18,113	36,231

Total Office Property Sales:			2	254,250	$70,755	$31,895	$38,860

For the year ended December 31, 2006

				Rentable
Sale			# of	Square	Net Sales	Net Book	Realized
Date	Property/Address	Location	Bldgs.	Feet	Proceeds	Value	Gain/(Loss)
Office:
06/28/06	Westage Business Center	Fishkill, Dutchess County, NY	1	118,727	$14,765	$10,872	$3,893
06/30/06	1510 Lancer Drive	Moorestown, Burlington County, NJ	1	88,000	4,146	3,134	1,012
11/10/06	Colorado portfolio	Various cities, Colorado	19	1,431,610	193,404	165,072	28,332
12/21/06	California portfolio	San Francisco, San Francisco County, CA	2	450,891	124,182	97,814	26,368

Total Office Property Sales:			23	2,089,228	$336,497	$276,892	$59,605

Rental Property Held For Sale

(dollars in thousands)

At June 30, 2007

			Rentable	Net Book
		# of	Square	Value
Property/Address	Location	Bldgs.	Feet	at 6/30/07
Office:
100 Decadon Drive (a)	Egg Harbor, Atlantic County, NJ	1	40,422	$2,812
200 Decadon Drive (a)	Egg Harbor, Atlantic County, NJ	1	39,922	3,014

Total Office Properties		2	80,344	$5,826

(a)        These buildings were subsequently sold by the Company on July 13, 2007.

V.  PORTFOLIO/ LEASING STATISTICS

V.  PORTFOLIO/ LEASING STATISTICS

Leasing Statistics

(For the three months ended June 30, 2007)

Consolidated In-Service Portfolio
SUMMARY OF SPACE LEASED
			LEASING ACTIVITY
Region/Market	Sq. Ft. Leased 3/31/07	Leased Sq. Ft. Acquired/Sold (a)	Expiring/ Adjustment Sq. Ft. (b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 6/30/07 (c)	Pct. Leased 6/30/07	Pct. Leased 3/31/07

Northern NJ	12,201,096	—	(571,927)	447,745	(124,182)	12,076,914	91.4%	92.3%
Central NJ	4,456,204	145,520	(69,660)	143,906	74,246	4,675,970	91.3%	90.4%
Westchester Co., NY	4,609,890	—	(314,310)	291,911	(22,399)	4,587,491	95.8%	96.3%
Manhattan	—	524,476	—	—	—	524,476	100.0%	—
Sub. Philadelphia	3,263,994	—	(160,304)	152,136	(8,168)	3,255,826	90.2%	90.4%
Fairfield, CT	749,897	(238,875)	(11,526)	3,335	(8,191)	502,831	84.1%	88.0%
Washington, DC/MD	1,157,735	—	(37,047)	31,522	(5,525)	1,152,210	89.1%	89.6%
Rockland Co., NY	180,000	—	(4,929)	—	(4,929)	175,071	97.3%	100.0%

Totals	26,618,816	431,121	(1,169,703)	1,070,555	(99,148)	26,950,789	91.9%	92.2%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE
Total sq. ft. as of March 31, 2007	28,866,247
Total sq. ft. of properties added this period	713,708
Total sq. ft. of properties sold this period	(254,250)
Total sq. ft. as of June 30, 2007	29,325,705

(a)          Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.

(b)         Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)          Includes leases expiring June 30, 2007 aggregating 174,122 square feet for which no new leases were signed.

Leasing Statistics
(For the three months ended June 30, 2007)
Consolidated In-Service Portfolio (continued)

DETAIL OF TRANSACTION ACTIVITY

Detail by Region/Market

Region/Market	Property Type	# of Trans- actions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (a)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent (b)	Leasing Costs Per Sq. Ft. Per Year (c)

Northern NJ	Office	38	447,745	95,973	351,772	8.8	30.16	3.12
Central NJ	Office	13	131,706	108,468	23,238	8.6	20.45	3.92
	Office/Flex	1	12,200	—	12,200	5.0	18.13	0.20
Westchester Co., NY	Office	29	75,090	24,298	50,792	3.2	30.37	2.64
	Office/Flex	22	208,545	82,705	125,840	5.1	15.89	1.86
	Industrial/Warehouse	1	8,276	—	8,276	5.0	11.93	0.20
Sub. Philadelphia	Office	12	69,871	43,864	26,007	5.7	24.78	3.72
	Office/Flex	9	82,265	22,970	59,295	3.5	9.98	1.53
Fairfield Co., CT	Office	5	3,335	—	3,335	3.3	25.63	2.54
Washington, DC/MD	Office	5	31,522	2,673	28,849	7.4	32.97	2.38

Totals		135	1,070,555	380,951	689,604	6.9	24.09	2.91

Detail by Property Type
	Office	102	759,269	275,276	483,993	7.8	28.11	3.23
	Office/Flex	32	303,010	105,675	197,335	4.6	14.38	1.72
	Industrial/Warehouse	1	8,276	—	8,276	5.0	11.93	0.20

Company Totals		135	1,070,555	380,951	689,604	6.9	24.09	2.91

Tenant Retention:	Leases Retained	59.2%
	Sq. Ft. Retained	59.1%

(a)    “Other Retained” transactions include existing tenants’ expansions and relocations within the same building.

(b)    For Office/Flex properties, equals triple net rent plus common area costs and real estate taxes.

(c)             Represents estimated workletter costs of $12,757,140 and commissions of $7,989,659 committed, but not necessarily expended, during the period for second generation space aggregating 1,031,339 square feet.

Leasing Statistics

(For the three months ended June 30, 2007)

Unconsolidated Joint Venture Properties

SUMMARY OF SPACE LEASED
			LEASING ACTIVITY
State	Sq. Ft. Leased 3/31/07	Leased Sq. Ft. Acquired/ Sold	Expiring/ Adjustment Sq. Ft. (a)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 6/30/07 (b)	Pct. Leased 6/30/07	Pct. Leased 3/31/07
Northeast
Northern NJ	1,991,205	160,028	(15,041)	18,182	3,141	2,154,374	93.9%	94.0%
Central NJ	1,025,808	—	(16,779)	25,801	9,022	1,034,830	86.0%	85.3%
Rockland Co., NY	152,983	—	—	—	—	152,983	65.9%	65.9%
Boston, MA	191,812	—	—	23,414	23,414	215,226	32.3%	28.8%
Total Northeast	3,361,808	160,028	(31,820)	67,397	35,577	3,557,413	80.9%	79.7%

Other
Troy, MI	866,465	—	(5,639)	—	(5,639)	860,826	71.2%	71.7%
Total Other	866,465	—	(5,639)	—	(5,639)	860,826	71.2%	71.7%

Company Totals	4,228,273	160,028	(37,459)	67,397	29,938	4,418,239	78.8%	77.9%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE
Total sq. ft. as of March 31, 2007	5,428,487
Total sq. ft. of properties added this period	175,000
Total sq. ft. as of June 30, 2007	5,603,487

DETAIL OF TRANSACTION ACTIVITY
Detail by Region/Market
Region/Market	# of Trans- actions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (c)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent	Leasing Costs Per Sq. Ft. Per Year (d)
Northeast
Northern NJ	4	18,182	—	18,182	3.4	30.46	1.38
Central NJ	9	25,801	13,833	11,968	6.1	23.73	3.54
Boston, MA	1	23,414	23,414	—	6.2	15.67	5.12
Total Northeast	14	67,397	37,247	30,150	5.4	22.75	3.86

Other
Troy, MI	—	—	—	—	—	—	—
Total Other	—	—	—	—	—	—	—

Company Totals	14	67,397	37,247	30,150	5.4	22.75	3.86

(a)                Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(b)               Includes leases expiring June 30, 2007 aggregating 6,910 square feet for which no new leases were signed.

(c)                “Other Retained” transactions include existing tenants’ expansions and relocations within the same building.

(d)               Represents estimated workletter costs of $724,666 and commissions of $414,792 committed, but not necessarily expended, during the period for second generation space aggregating 58,167 square feet.

Leasing Statistics

(For the six months ended June 30, 2007)

Consolidated In-Service Portfolio
SUMMARY OF SPACE LEASED
			LEASING ACTIVITY
Region/Market	Sq. Ft. Leased 12/31/06	Leased Sq. Ft. Acquired/Sold (a)	Expiring/ Adjustment Sq. Ft. (b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 6/30/07 (c)	Pct. Leased 6/30/07	Pct. Leased 12/31/06

Northern NJ	12,138,054	—	(815,280)	754,140	(61,140)	12,076,914	91.4%	91.9%
Central NJ	4,467,983	145,520	(167,817)	230,284	62,467	4,675,970	91.3%	90.6%
Westchester Co., NY	4,610,675	—	(523,790)	500,606	(23,184)	4,587,491	95.8%	96.3%
Manhattan	—	524,476	—	—	—	524,476	100.0%	—
Sub. Philadelphia	3,252,336	—	(444,099)	447,589	3,490	3,255,826	90.2%	90.1%
Fairfield, CT	763,575	(238,875)	(94,350)	72,481	(21,869)	502,831	84.1%	89.6%
Washington, DC/MD	1,158,589	—	(64,293)	57,914	(6,379)	1,152,210	89.1%	89.6%
Rockland Co., NY	180,000	—	(37,530)	32,601	(4,929)	175,071	97.3%	100.0%

Totals	26,571,212	431,121	(2,147,159)	2,095,615	(51,544)	26,950,789	91.9%	92.0%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE
Total sq. ft. as of December 31, 2006	28,866,247
Total sq. ft. of properties added this period	713,708
Total sq. ft. of properties sold this period	(254,250)
Total sq. ft. as of June 30, 2007	29,325,705

(a)          Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.

(b)         Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)          Includes leases expiring June 30, 2007 aggregating 174,122 square feet for which no new leases were signed.

Leasing Statistics
(For the six months ended June 30, 2007)
Consolidated In-Service Portfolio (continued)

DETAIL OF TRANSACTION ACTIVITY

Detail by Region/Market
Region/Market	Property Type	# of Trans- actions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (a)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent (b)	Leasing Costs Per Sq. Ft. Per Year (c)

Northern NJ	Office	73	708,131	197,713	510,418	7.6	29.43	2.76
	Office/Flex	4	46,009	27,733	18,276	5.2	15.96	2.10
Central NJ	Office	25	200,138	115,201	84,937	6.8	21.99	3.79
	Office/Flex	3	30,146	5,613	24,533	3.8	15.61	1.05
Westchester Co., NY	Office	42	124,316	28,998	95,318	4.2	29.97	2.94
	Office/Flex	41	358,964	113,982	244,982	4.7	17.22	1.93
	Industrial/Warehouse	3	17,326	—	17,326	5.1	14.83	0.62
Sub. Philadelphia	Office	22	184,924	67,912	117,012	5.0	24.53	3.45
	Office/Flex	16	262,665	52,370	210,295	5.2	10.17	0.93
Fairfield Co., CT	Office	14	72,481	16,482	55,999	3.0	24.82	2.17
Washington, DC/MD	Office	10	57,914	8,204	49,710	5.9	30.37	2.01
Rockland Co., NY	Office	2	32,601	31,092	1,509	7.0	23.93	3.24

Totals		255	2,095,615	665,300	1,430,315	6.0	22.98	2.53

Detail by Property Type
	Office	188	1,380,505	465,602	914,903	6.5	27.42	2.95
	Office/Flex	64	697,784	199,698	498,086	4.9	14.41	1.51
	Industrial/Warehouse	3	17,326	—	17,326	5.1	14.83	0.62

Company Totals		255	2,095,615	665,300	1,430,315	6.0	22.98	2.53

Tenant Retention:	Leases Retained	59.7%
	Sq. Ft. Retained	66.6%

(a)          “Other Retained” transactions include existing tenants’ expansions and relocations within the same building.

(b)         For Office/Flex properties, equals triple net rent plus common area costs and real estate taxes.

(c)          Represents estimated workletter costs of $19,281,921 and commissions of $11,534,931 committed, but not necessarily expended, during the period for second generation space aggregating 2,052,060 square feet.

Leasing Statistics

(For the six months ended June 30, 2007)

Unconsolidated Joint Venture Properties

SUMMARY OF SPACE LEASED
			LEASING ACTIVITY
State	Sq. Ft. Leased 12/31/06	Leased Sq. Ft. Acquired/ Sold	Expiring/ Adjustment Sq. Ft. (a)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 6/30/07 (b)	Pct. Leased 6/30/07	Pct. Leased 12/31/06
Northeast
Northern NJ	1,969,302	160,028	(21,264)	46,308	25,044	2,154,374	93.9%	93.0%
Central NJ	1,005,877	—	(14,319)	43,272	28,953	1,034,830	86.0%	83.6%
Rockland Co., NY	152,983	—	—	—	—	152,983	65.9%	65.9%
Boston, MA	344,312	—	(152,500)	23,414	(129,086)	215,226	32.3%	51.6%
Total Northeast	3,472,474	160,028	(188,083)	112,994	(75,089)	3,557,413	80.9%	82.3%

Other
Troy, MI	859,181	—	(9,049)	10,694	1,645	860,826	71.2%	71.1%
Total Other	859,181	—	(9,049)	10,694	1,645	860,826	71.2%	71.1%

Company Totals	4,331,655	160,028	(197,132)	123,688	(73,444)	4,418,239	78.8%	79.8%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE
Total sq. ft. as of December 31, 2006	5,428,487
Total sq. ft. of properties added this period	175,000
Total sq. ft. as of June 30, 2007	5,603,487

DETAIL OF TRANSACTION ACTIVITY
Detail by Region/Market
Region/Market	# of Trans- actions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (c)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent	Leasing Costs Per Sq. Ft. Per Year (d)
Northeast
Northern NJ	8	46,308	22,032	24,276	6.6	27.37	2.20
Central NJ	13	43,272	31,304	11,968	9.2	22.57	3.82
Boston, MA	1	23,414	23,414	—	6.2	15.67	5.12
Total Northeast	22	112,994	76,750	36,244	7.5	23.11	3.93

Other
Troy, MI	4	10,694	—	10,694	3.5	19.19	2.69
Total Other	4	10,694	—	10,694	3.5	19.19	2.69

Company Totals	26	123,688	76,750	46,938	7.2	22.77	3.81

(a)          Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(b)         Includes leases expiring June 30, 2007 aggregating 6,910 square feet for which no new leases were signed.

(c)          “Other Retained” transactions include existing tenants’ expansions and relocations within the same building.

(d)         Represents estimated workletter costs of $940,406 and commissions of $536,909 committed, but not necessarily expended, during the period for second generation space aggregating 81,926 square feet.

Market Diversification

The following table lists the Company’s markets (MSAs), based on annualized contractual base rent of the Consolidated Properties:

Market (MSA)	Annualized Base Rental Revenue ($) (a) (b) (c)	Percentage of Company Annualized Base Rental Revenue (%)	Total Property Size Rentable Area	Percentage of Rentable Area (%)
Newark, NJ (Essex-Morris-Union Counties)	113,525,074	19.2	5,847,318	20.0
Jersey City, NJ	109,984,051	18.7	4,317,978	14.7
Westchester-Rockland, NY	93,570,894	15.9	4,968,420	16.9
Bergen-Passaic, NJ	92,878,484	15.8	4,602,401	15.7
Philadelphia, PA-NJ	54,932,153	9.3	3,529,994	12.0
Washington, DC-MD-VA-WV	31,438,410	5.3	1,292,807	4.4
Monmouth-Ocean, NJ	26,273,487	4.5	1,620,863	5.5
Middlesex-Somerset-Hunterdon, NJ	20,042,563	3.4	986,760	3.4
Trenton, NJ	19,749,762	3.4	956,597	3.3
New York, NY (Manhattan)	15,239,329	2.6	524,476	1.8
Stamford-Norwalk, CT	7,209,072	1.2	452,260	1.5
Bridgeport, CT	2,261,002	0.4	145,487	0.5
Atlantic-Cape May, NJ	1,879,867	0.3	80,344	0.3

Totals	588,984,148	100.0	29,325,705	100.0

(a)          Annualized base rental revenue is based on actual June 2007 billings times 12.  For leases whose rent commences after July 1, 2007, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(b)         Includes leases in effect as of the period end date, some of which have commencement dates in the future (including, at June 30, 2007, a lease with a commencement date substantially in the future consisting of 8,590 square feet scheduled to commence in 2009), and leases expiring June 30, 2007 aggregating 171,782 feet and representing annualized rent of $3,476,034 for which no new leases were signed.

(c)          Includes office, office/flex, industrial/warehouse and stand-alone retail tenants only.  Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.

Industry Diversification

The following table lists the Company’s 30 largest industry classifications based on annualized contractual base rent of the Consolidated Properties:

Industry Classification (a)	Annualized Base Rental Revenue ($) (b) (c) (d)	Percentage of Company Annualized Base Rental Revenue (%)	Square Feet Leased (c) (d)	Percentage of Total Company Leased Sq. Ft. (%)
Securities, Commodity Contracts & Other Financial	112,693,938	19.0	4,109,039	15.4
Manufacturing	46,552,609	7.9	2,237,852	8.4
Insurance Carriers & Related Activities	46,011,360	7.8	2,050,490	7.7
Computer System Design Services	31,583,054	5.4	1,472,897	5.6
Credit Intermediation & Related Activities	28,486,944	4.8	1,141,408	4.3
Telecommunications	28,061,603	4.8	1,357,049	5.1
Legal Services	24,496,389	4.2	973,131	3.7
Health Care & Social Assistance	24,098,072	4.1	1,205,220	4.5
Wholesale Trade	22,034,799	3.7	1,433,036	5.4
Scientific Research/Development	21,951,530	3.7	923,479	3.5
Other Professional	18,897,565	3.2	837,090	3.2
Accounting/Tax Prep.	18,091,732	3.1	727,234	2.7
Public Administration	16,543,908	2.8	622,500	2.3
Retail Trade	15,101,651	2.6	914,724	3.4
Advertising/Related Services	14,857,944	2.5	616,389	2.3
Other Services (except Public Administration)	13,256,196	2.3	706,801	2.7
Information Services	10,320,631	1.8	450,468	1.7
Arts, Entertainment & Recreation	9,176,629	1.6	561,121	2.1
Real Estate & Rental & Leasing	8,802,649	1.5	413,014	1.6
Architectural/Engineering	8,539,705	1.4	381,125	1.4
Construction	8,328,417	1.4	388,678	1.5
Broadcasting	7,405,686	1.3	472,618	1.8
Admin & Support, Waste Mgt. & Remediation Services	6,939,983	1.2	404,377	1.5
Utilities	6,803,952	1.2	330,184	1.2
Data Processing Services	6,027,860	1.0	247,229	0.9
Transportation	5,943,807	1.0	314,725	1.2
Educational Services	5,351,643	0.9	266,581	1.0
Specialized Design Services	3,948,516	0.7	174,647	0.7
Publishing Industries	3,732,284	0.6	199,360	0.8
Management of Companies & Finance	3,671,186	0.6	148,009	0.6
Other	11,271,906	1.9	443,727	1.8

TOTALS	588,984,148	100.0	26,524,202	100.0

(a)          The Company’s tenants are classified according to the U.S. Government’s North American Industrial Classification System (NAICS) which has replaced the Standard Industrial Code (SIC) system.

(b)         Annualized base rental revenue is based on actual June 2007 billings times 12.  For leases whose rent commences after July 1, 2007, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)          Includes office, office/flex, industrial/warehouse and stand-alone retail tenants only.  Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.

(d)         Includes leases in effect as of the period end date, some of which have commencement dates in the future (including, at June 30, 2007, a lease with a commencement date substantially in the future consisting of 8,590 square feet scheduled to commence in 2009), and leases expiring June 30, 2007 aggregating 171,782 square feet and representing annualized rent of $3,476,034 for which no new leases were signed.

Consolidated Portfolio Analysis (a)

(as of June 30, 2007)

Breakdown by Number of Properties

PROPERTY TYPE:

STATE	Office	% of Total	Office/Flex	% of Total	Industrial/ Warehouse	% of Total	Stand- Alone Retail	% of Total	Land Leases	% of Total	TOTALS By State	% of Total
New Jersey	101	39.3%	49	19.1%	—	—	—	—	—	—	150	58.4%
New York	21	8.2%	41	16.0%	6	2.3%	2	0.8%	2	0.8%	72	28.1%
Pennsylvania	18	6.9%	—	—	—	—	—	—	—	—	18	6.9%
Connecticut	2	0.8%	5	1.9%	—	—	—	—	—	—	7	2.7%
Wash., D.C./ Maryland	10	3.9%	—	—	—	—	—	—	—	—	10	3.9%
TOTALS By Type:	152	59.1%	95	37.0%	6	2.3%	2	0.8%	2	0.8%	257	100.0%

(a)     Excludes 45 properties, aggregating approximately 5.4 million square feet, which are not consolidated by the Company.

Consolidated Portfolio Analysis (a)

(as of June 30, 2007)

Breakdown by Square Footage

PROPERTY TYPE:

STATE	Office	% of Total	Office/Flex	% of Total	Industrial/ Warehouse	% of Total	Stand- Alone Retail	% of Total	TOTALS By State	% of Total
New Jersey	17,726,986	60.5%	2,189,531	7.5%	—	—	—	—	19,916,517	68.0%
New York	2,739,384	9.3%	2,348,812	8.0%	387,400	1.3%	17,300	0.1%	5,492,896	18.7%
Pennsylvania	2,025,738	6.9%	—	—	—	—	—	—	2,025,738	6.9%
Connecticut	324,747	1.1%	273,000	0.9%	—	—	—	—	597,747	2.0%
Wash., D.C./ Maryland	1,292,807	4.4%	—	—	—	—	—	—	1,292,807	4.4%
TOTALS By Type:	24,109,662	82.2%	4,811,343	16.4%	387,400	1.3%	17,300	0.1%	29,325,705	100.0%

(a)     Excludes 45 properties, aggregating approximately 5.4 million square feet, which are not consolidated by the Company.

Consolidated Portfolio Analysis (a)

(Year ended June 30, 2007)

Breakdown by Base Rental Revenue (b)

(Dollars in thousands)

PROPERTY TYPE:

STATE	Office	% of Total	Office/ Flex	% of Total	Indust./ Ware-house	% of Total	Stand- Alone Retail	% of Total	Land Leases	% of Total	TOTALS By State	% of Total

New Jersey	368,404	66.0%	18,605	3.3%	—	—	—	—	—	—	387,009	69.3%
New York	52,499	9.4%	33,748	6.0%	4,073	0.7%	370	0.1%	299	0.1%	90,989	16.3%
Pennsylvania	40,927	7.3%	—	—	—	—	—	—	—	—	40,927	7.3%
Connecticut	6,098	1.1%	3,977	0.7%	—	—	—	—	—	—	10,075	1.8%
Wash., D.C./ Maryland	29,359	5.3%	—	—	—	—	—	—	—	—	29,359	5.3%
TOTALS By Type:	497,287	89.1%	56,330	10.0%	4,073	0.7%	370	0.1%	299	0.1%	558,359	100.0%

(a)	Excludes 45 properties, aggregating approximately 5.4 million square feet, which are not consolidated by the Company.

(b)

Total base rent for the 12 months ended June 30, 2007, determined in accordance with GAAP. Substantially all of the leases provide for annual base rents plus recoveries and escalation charges based upon the tenants’ proportionate share of and/or increases in real estate taxes and certain costs, as defined, and the pass through of charges for electrical usage.

Consolidated Portfolio Analysis (a) (b)

(as of June 30, 2007)

Breakdown by Percentage Leased

PROPERTY TYPE:

STATE	Office	Office/Flex	Industrial/Warehouse	Stand-Alone Retail	WEIGHTED AVG. By State
New Jersey	91.3%	91.9%	—	—	91.4%
New York	96.2%	96.0%	98.1%	100.0%	96.3%
Pennsylvania	88.9%	—	—	—	88.9%
Connecticut	72.1%	98.4%	—	—	84.1%
Washington, D.C./ Maryland	89.1%	—	—	—	89.1%

WEIGHTED AVG. By Type:	91.3%	94.3%	98.1%	100.0%	91.9%

(a)	Excludes 45 properties, aggregating approximately 5.4 million square feet, which are not consolidated by the Company, and parcels of land leased to others.

(b)

Percentage leased includes all leases in effect as of the period end date, some of which have commencement dates in the future (including, at June 30, 2007, a lease with commencement date substantially in the future consisting of 8,590 square feet scheduled to commence in 2009), as well as leases expiring June 30, 2007 aggregating 171,782 square feet for which no new leases were signed.

Property Listing

Office Properties

			Percentage	2007		2007
			Leased	Base	Percentage	Average
		Net	as of	Rent	of Total 2007	Base Rent
Property	Year	Rentable	6/30/07	($000’s)	Base Rent	Per Sq. Ft.
Location	Built	(Sq. Ft.)	(%) (a)	(b) (c)	(%)	($) (c) (d)

ATLANTIC COUNTY, NEW JERSEY
Egg Harbor
100 Decadon Drive (f)	1987	40,422	100.0	955	0.17	23.63
200 Decadon Drive (f)	1991	39,922	100.0	947	0.17	23.72

BERGEN COUNTY, NEW JERSEY
Fair Lawn
17-17 Route 208 North	1987	143,000	100.0	3,455	0.62	24.16
Fort Lee
One Bridge Plaza	1981	200,000	63.3	2,349	0.42	18.55
2115 Linwood Avenue	1981	68,000	40.2	1,078	0.19	39.44
Little Ferry
200 Riser Road	1974	286,628	100.0	2,066	0.37	7.21
Montvale
95 Chestnut Ridge Road	1975	47,700	100.0	796	0.14	16.69
135 Chestnut Ridge Road	1981	66,150	100.0	1,468	0.26	22.19
Paramus
15 East Midland Avenue	1988	259,823	100.0	5,480	0.98	21.09
140 East Ridgewood Avenue	1981	239,680	92.1	4,899	0.88	22.19
461 From Road	1988	253,554	98.6	6,101	1.09	24.40
650 From Road	1978	348,510	92.1	7,789	1.39	24.27
61 South Paramus Avenue	1985	269,191	99.9	6,988	1.25	25.99
Ridgefield Park
105 Challenger Road	1992	150,050	87.5	4,342	0.78	33.07
Rochelle Park
120 Passaic Street	1972	52,000	99.6	1,402	0.25	27.07
365 West Passaic Street	1976	212,578	100.0	4,357	0.78	20.50
395 West Passaic Street (e)	1979	100,589	94.1	2,007	0.36	23.10
Upper Saddle River
1 Lake Street	1973/94	474,801	100.0	7,465	1.34	15.72
10 Mountainview Road	1986	192,000	99.3	4,334	0.78	22.73
Woodcliff Lake
400 Chestnut Ridge Road	1982	89,200	100.0	1,950	0.35	21.86
470 Chestnut Ridge Road	1987	52,500	94.6	799	0.14	16.09
530 Chestnut Ridge Road	1986	57,204	100.0	1,165	0.21	20.37
50 Tice Boulevard	1984	235,000	100.0	6,165	1.10	26.23
300 Tice Boulevard	1991	230,000	96.3	6,104	1.09	27.56

BURLINGTON COUNTY, NEW JERSEY
Moorestown
224 Strawbridge Drive	1984	74,000	98.4	1,444	0.26	19.83
228 Strawbridge Drive	1984	74,000	100.0	1,043	0.19	14.09
232 Strawbridge Drive	1986	74,258	98.8	1,461	0.26	19.91

ESSEX COUNTY, NEW JERSEY
Millburn
150 J.F. Kennedy Parkway	1980	247,476	100.0	7,518	1.35	30.38
Roseland
101 Eisenhower Parkway	1980	237,000	97.7	5,550	0.99	23.97
103 Eisenhower Parkway	1985	151,545	81.0	2,951	0.53	24.04
105 Eisenhower Parkway	2001	220,000	86.1	4,433	0.79	23.40

			Percentage	2007		2007
			Leased	Base	Percentage	Average
		Net	as of	Rent	of Total 2007	Base Rent
Property	Year	Rentable	6/30/07	($000’s)	Base Rent	Per Sq. Ft.
Location	Built	(Sq. Ft.)	(%) (a)	(b) (c)	(%)	($) (c) (d)

HUDSON COUNTY, NEW JERSEY
Jersey City
Harborside Financial Center Plaza 1	1983	400,000	100.0	7,102	1.27	17.76
Harborside Financial Center Plaza 2	1990	761,200	100.0	18,155	3.25	23.85
Harborside Financial Center Plaza 3	1990	725,600	98.5	17,872	3.20	25.01
Harborside Financial Center Plaza 4-A	2000	207,670	99.1	6,459	1.16	31.38
Harborside Financial Center Plaza 5	2002	977,225	97.7	35,159	6.31	36.83
101 Hudson Street	1992	1,246,283	86.9	29,006	5.20	26.78

MERCER COUNTY, NEW JERSEY
Hamilton Township
3 AAA Drive (e)	1981	35,270	44.6	0	0.00	0.00
2 South Gold Drive (e)	1974	33,962	54.5	41	0.01	14.97
600 Horizon Drive	2002	95,000	100.0	1,372	0.25	14.44
700 Horizon Drive (e)	2007	120,000	100.0	364	0.07	20.50
Princeton
103 Carnegie Center	1984	96,000	62.7	2,211	0.40	36.73
3 Independence Way	1983	111,300	48.2	1,027	0.18	19.14
100 Overlook Center	1988	149,600	100.0	3,854	0.69	25.76
5 Vaughn Drive	1987	98,500	94.0	2,453	0.44	26.49

MIDDLESEX COUNTY, NEW JERSEY
East Brunswick
377 Summerhill Road	1977	40,000	100.0	353	0.06	8.83
Edison
343 Thornall Street (c)	1991	195,709	98.7	3,598	0.64	18.63
Piscataway
30 Knightsbridge Road, Bldg. 3	1977	160,000	100.0	2,465	0.44	15.41
30 Knightsbridge Road, Bldg. 4	1977	115,000	100.0	1,771	0.32	15.40
30 Knightsbridge Road, Bldg. 5	1977	332,607	62.9	2,140	0.38	10.23
30 Knightsbridge Road, Bldg. 6	1977	72,743	63.8	69	0.01	1.49
Plainsboro
500 College Road East	1984	158,235	95.7	4,133	0.74	27.29
Woodbridge
581 Main Street	1991	200,000	100.0	5,296	0.95	26.48

MONMOUTH COUNTY, NEW JERSEY
Freehold
2 Paragon Way	1989	44,524	61.6	436	0.08	15.90
3 Paragon Way	1991	66,898	100.0	785	0.14	11.73
4 Paragon Way	2002	63,989	100.0	1,110	0.20	17.35
100 Willowbrook Road	1988	60,557	74.8	854	0.15	18.85
Holmdel
23 Main Street	1977	350,000	100.0	3,991	0.71	11.40
Middletown
One River Centre Bldg. 1	1983	122,594	100.0	3,359	0.60	27.40
One River Centre Bldg. 2	1983	120,360	100.0	2,825	0.51	23.47
One River Centre Bldg. 3 and 4	1984	214,518	93.6	4,456	0.80	22.19
Neptune
3600 Route 66	1989	180,000	100.0	2,400	0.43	13.33
Wall Township
1305 Campus Parkway	1988	23,350	99.9	463	0.08	19.85
1350 Campus Parkway	1990	79,747	92.4	1,608	0.29	21.82

			Percentage	2007		2007
			Leased	Base	Percentage	Average
		Net	as of	Rent	of Total 2007	Base Rent
Property	Year	Rentable	6/30/07	($000’s)	Base Rent	Per Sq. Ft.
Location	Built	(Sq. Ft.)	(%) (a)	(b) (c)	(%)	($) (c) (d)

MORRIS COUNTY
Florham Park
325 Columbia Turnpike	1987	168,144	99.4	4,114	0.74	24.61
Morris Plains
250 Johnson Road	1977	75,000	100.0	1,579	0.28	21.05
201 Littleton Road	1979	88,369	86.3	1,769	0.32	23.20
Morris Township
412 Mt. Kemble Avenue	1986	475,100	33.5	1,125	0.20	7.07
Parsippany
4 Campus Drive	1983	147,475	90.0	2,842	0.51	21.41
6 Campus Drive	1983	148,291	73.6	2,565	0.46	23.50
7 Campus Drive	1982	154,395	41.3	248	0.04	3.89
8 Campus Drive	1987	215,265	100.0	6,266	1.12	29.11
9 Campus Drive	1983	156,495	93.6	3,666	0.66	25.03
4 Century Drive	1981	100,036	71.9	1,562	0.28	21.72
5 Century Drive	1981	79,739	67.2	1,521	0.27	28.39
6 Century Drive	1981	100,036	72.4	676	0.12	9.33
2 Dryden Way	1990	6,216	100.0	93	0.02	14.96
4 Gatehall Drive	1988	248,480	86.8	5,359	0.96	24.85
2 Hilton Court	1991	181,592	100.0	4,801	0.86	26.44
1633 Littleton Road	1978	57,722	100.0	1,131	0.20	19.59
600 Parsippany Road	1978	96,000	86.0	1,444	0.26	17.49
1 Sylvan Way	1989	150,557	100.0	3,609	0.65	23.97
5 Sylvan Way	1989	151,383	100.0	4,010	0.72	26.49
7 Sylvan Way	1987	145,983	100.0	3,219	0.58	22.05
35 Waterview Boulevard	1990	172,498	92.2	4,372	0.78	27.49
5 Wood Hollow Road	1979	317,040	96.7	5,961	1.08	19.44

PASSAIC COUNTY, NEW JERSEY
Clifton
777 Passaic Avenue	1983	75,000	100.0	1,578	0.28	21.04
Totowa
999 Riverview Drive	1988	56,066	100.0	1,086	0.19	19.37

SOMERSET COUNTY, NEW JERSEY
Basking Ridge
222 Mt. Airy Road	1986	49,000	60.7	615	0.11	20.68
233 Mt. Airy Road	1987	66,000	100.0	1,315	0.24	19.92
Bernards
106 Allen Road	2000	132,010	96.2	3,082	0.55	24.27
Bridgewater
721 Route 202/206	1989	192,741	97.0	3,983	0.71	21.30

UNION COUNTY, NEW JERSEY
Clark
100 Walnut Avenue	1985	182,555	100.0	4,749	0.85	26.01
Cranford
6 Commerce Drive	1973	56,000	88.1	1,029	0.18	20.86
11 Commerce Drive (c)	1981	90,000	75.9	1,290	0.23	18.88
12 Commerce Drive	1967	72,260	95.1	967	0.17	14.07
14 Commerce Drive	1971	67,189	87.3	1,216	0.22	20.73
20 Commerce Drive	1990	176,600	100.0	4,483	0.80	25.39
25 Commerce Drive	1971	67,749	95.0	1,408	0.25	21.88
65 Jackson Drive	1984	82,778	97.5	1,848	0.33	22.90

			Percentage	2007		2007
			Leased	Base	Percentage	Average
		Net	as of	Rent	of Total 2007	Base Rent
Property	Year	Rentable	6/30/07	($000’s)	Base Rent	Per Sq. Ft.
Location	Built	(Sq. Ft.)	(%) (a)	(b) (c)	(%)	($) (c) (d)

New Providence
890 Mountain Avenue	1977	80,000	87.1	1,775	0.32	25.47

Total New Jersey Office		17,726,986	91.3	368,404	65.98	22.91

NEW YORK COUNTY, NEW YORK
New York
125 Broad Street (e)	1970	524,476	100.0	1,283	0.23	44.64

ROCKLAND COUNTY, NEW YORK
Suffern
400 Rella Boulevard	1988	180,000	97.3	4,174	0.75	23.83

WESTCHESTER COUNTY, NEW YORK
Elmsford
100 Clearbrook Road (c)	1975	60,000	94.4	1,112	0.20	19.63
101 Executive Boulevard	1971	50,000	43.0	486	0.09	22.60
555 Taxter Road	1986	170,554	100.0	4,195	0.75	24.60
565 Taxter Road	1988	170,554	98.8	4,220	0.76	25.04
570 Taxter Road	1972	75,000	92.2	1,798	0.32	26.00
Hawthorne
1 Skyline Drive	1980	20,400	99.0	399	0.07	19.76
2 Skyline Drive	1987	30,000	98.9	490	0.09	16.51
7 Skyline Drive	1987	109,000	95.3	2,581	0.46	24.85
17 Skyline Drive	1989	85,000	51.7	719	0.13	16.36
19 Skyline Drive	1982	248,400	100.0	4,471	0.80	18.00
Tarrytown
200 White Plains Road	1982	89,000	97.5	1,778	0.32	20.49
220 White Plains Road	1984	89,000	95.9	1,861	0.33	21.80
White Plains
1 Barker Avenue	1975	68,000	97.3	1,760	0.32	26.60
3 Barker Avenue	1983	65,300	100.0	1,575	0.28	24.12
50 Main Street	1985	309,000	98.2	9,319	1.68	30.71
11 Martine Avenue	1987	180,000	100.0	4,769	0.85	26.49
1 Water Street	1979	45,700	100.0	1,149	0.21	25.14
Yonkers
1 Executive Boulevard	1982	112,000	100.0	2,868	0.51	25.61
3 Executive Plaza	1987	58,000	100.0	1,492	0.27	25.72

Total New York Office		2,739,384	96.2	52,499	9.42	28.33

CHESTER COUNTY, PENNSYLVANIA
Berwyn
1000 Westlakes Drive	1989	60,696	95.7	1,587	0.28	27.32
1055 Westlakes Drive	1990	118,487	96.8	2,665	0.48	23.24
1205 Westlakes Drive	1988	130,265	86.0	2,282	0.41	20.37
1235 Westlakes Drive	1986	134,902	97.7	2,873	0.51	21.80

DELAWARE COUNTY, PENNSYLVANIA
Lester
100 Stevens Drive	1986	95,000	100.0	2,551	0.46	26.85
200 Stevens Drive	1987	208,000	100.0	5,653	1.01	27.18
300 Stevens Drive	1992	68,000	100.0	1,589	0.28	23.37

			Percentage	2007		2007
			Leased	Base	Percentage	Average
		Net	as of	Rent	of Total 2007	Base Rent
Property	Year	Rentable	6/30/07	($000’s)	Base Rent	Per Sq. Ft.
Location	Built	(Sq. Ft.)	(%) (a)	(b) (c)	(%)	($) (c) (d)

Media
1400 Providence Road – Center I	1986	100,000	96.8	2,053	0.37	21.21
1400 Providence Road – Center II	1990	160,000	95.2	3,292	0.59	21.61

MONTGOMERY COUNTY, PENNSYLVANIA
Bala Cynwyd
150 Monument Road	1981	125,783	95.1	2,702	0.48	22.59
Blue Bell
4 Sentry Parkway	1982	63,930	94.1	1,359	0.24	22.59
5 Sentry Parkway East	1984	91,600	33.4	525	0.09	17.16
5 Sentry Parkway West	1984	38,400	31.5	295	0.05	24.39
16 Sentry Parkway	1988	93,093	100.0	2,234	0.40	24.00
18 Sentry Parkway	1988	95,010	89.7	2,131	0.38	25.00
King of Prussia
2200 Renaissance Boulevard	1985	174,124	75.4	2,846	0.51	21.68
Lower Providence
1000 Madison Avenue	1990	100,700	76.4	1,091	0.20	14.18
Plymouth Meeting
1150 Plymouth Meeting Mall	1970	167,748	92.2	3,199	0.57	20.68

Total Pennsylvania Office		2,025,738	88.9	40,927	7.31	22.73

FAIRFIELD COUNTY, CONNECTICUT
Norwalk
40 Richards Avenue	1985	145,487	71.4	2,494	0.45	24.01
Stamford
1266 East Main Street	1984	179,260	72.7	3,604	0.66	27.65

Total Connecticut Office		324,747	72.1	6,098	1.11	26.04

WASHINGTON, D.C.
1201 Connecticut Avenue, NW	1940	169,549	100.0	6,095	1.09	35.95
1400 L Street, NW	1987	159,000	100.0	5,235	0.94	32.92

Total District of Columbia Office		328,549	100.0	11,330	2.03	34.48

PRINCE GEORGE’S COUNTY, MARYLAND
Greenbelt
9200 Edmonston Road	1973	38,690	100.0	919	0.16	23.75
6301 Ivy Lane	1979	112,003	87.4	1,992	0.36	20.35
6303 Ivy Lane	1980	112,047	74.8	2,439	0.44	29.10
6305 Ivy Lane	1982	112,022	76.3	1,586	0.28	18.56
6404 Ivy Lane	1987	165,234	77.9	2,745	0.49	21.33
6406 Ivy Lane	1991	163,857	100.0	2,725	0.49	16.63
6411 Ivy Lane	1984	138,405	87.2	2,855	0.51	23.66
Lanham
4200 Parliament Place	1989	122,000	85.8	2,768	0.50	26.44

Total Maryland Office		964,258	85.4	18,029	3.23	21.89

TOTAL OFFICE PROPERTIES		24,109,662	91.3	497,287	89.08	23.71

Property Listing

Office/Flex Properties

			Percentage	2007		2007
			Leased	Base	Percentage	Average
		Net	as of	Rent	of Total 2007	Base Rent
Property	Year	Rentable	6/30/07	($000’s)	Base Rent	Per Sq. Ft.
Location	Built	(Sq. Ft.)	(%) (a)	(b) (c)	(%)	($) (c) (d)

BURLINGTON COUNTY, NEW JERSEY
Burlington
3 Terri Lane	1991	64,500	100.0	479	0.09	7.43
5 Terri Lane	1992	74,555	100.0	606	0.11	8.13
Moorestown
2 Commerce Drive	1986	49,000	21.3	273	0.05	26.16
101 Commerce Drive	1988	64,700	100.0	275	0.05	4.25
102 Commerce Drive	1987	38,400	75.0	216	0.04	7.50
201 Commerce Drive	1986	38,400	75.0	184	0.03	6.39
202 Commerce Drive	1988	51,200	100.0	288	0.05	5.63
1 Executive Drive	1989	20,570	81.1	156	0.03	9.35
2 Executive Drive	1988	60,800	84.7	403	0.07	7.83
101 Executive Drive	1990	29,355	99.7	287	0.05	9.81
102 Executive Drive	1990	64,000	100.0	227	0.04	3.55
225 Executive Drive	1990	50,600	67.6	188	0.03	5.50
97 Foster Road	1982	43,200	75.5	146	0.03	4.48
1507 Lancer Drive	1995	32,700	100.0	134	0.02	4.10
1245 North Church Street	1998	52,810	90.5	301	0.05	6.30
1247 North Church Street	1998	52,790	54.7	332	0.06	11.50
1256 North Church Street	1984	63,495	100.0	445	0.08	7.01
840 North Lenola Road	1995	38,300	100.0	367	0.07	9.58
844 North Lenola Road	1995	28,670	100.0	180	0.03	6.28
915 North Lenola Road	1998	52,488	100.0	296	0.05	5.64
2 Twosome Drive	2000	48,600	100.0	408	0.07	8.40
30 Twosome Drive	1997	39,675	100.0	159	0.03	4.01
31 Twosome Drive	1998	84,200	100.0	467	0.08	5.55
40 Twosome Drive	1996	40,265	100.0	292	0.05	7.25
41 Twosome Drive	1998	43,050	100.0	216	0.04	5.02
50 Twosome Drive	1997	34,075	100.0	245	0.04	7.19

GLOUCESTER COUNTY, NEW JERSEY
West Deptford
1451 Metropolitan Drive	1996	21,600	100.0	148	0.03	6.85

MERCER COUNTY, NEW JERSEY
Hamilton Township
100 Horizon Center Boulevard	1989	13,275	100.0	193	0.03	14.54
200 Horizon Drive	1991	45,770	100.0	591	0.11	12.91
300 Horizon Drive	1989	69,780	100.0	1,147	0.21	16.44
500 Horizon Drive	1990	41,205	100.0	615	0.11	14.93

MONMOUTH COUNTY, NEW JERSEY
Wall Township
1325 Campus Parkway	1988	35,000	100.0	655	0.12	18.71
1340 Campus Parkway	1992	72,502	100.0	950	0.17	13.10
1345 Campus Parkway	1995	76,300	100.0	942	0.17	12.35
1433 Highway 34	1985	69,020	76.4	412	0.07	7.81
1320 Wyckoff Avenue	1986	20,336	100.0	178	0.03	8.75
1324 Wyckoff Avenue	1987	21,168	100.0	227	0.04	10.72

			Percentage	2007		2007
			Leased	Base	Percentage	Average
		Net	as of	Rent	of Total 2007	Base Rent
Property	Year	Rentable	6/30/07	($000’s)	Base Rent	Per Sq. Ft.
Location	Built	(Sq. Ft.)	(%) (a)	(b) (c)	(%)	($) (c) (d)

PASSAIC COUNTY, NEW JERSEY
Totowa
1 Center Court	1999	38,961	100.0	534	0.10	13.71
2 Center Court	1998	30,600	99.3	305	0.05	10.04
11 Commerce Way	1989	47,025	100.0	565	0.10	12.01
20 Commerce Way	1992	42,540	58.9	169	0.03	6.74
29 Commerce Way	1990	48,930	100.0	711	0.13	14.53
40 Commerce Way	1987	50,576	85.7	653	0.12	15.07
45 Commerce Way	1992	51,207	96.4	355	0.06	7.19
60 Commerce Way	1988	50,333	85.8	538	0.10	12.46
80 Commerce Way	1996	22,500	100.0	310	0.06	13.78
100 Commerce Way	1996	24,600	100.0	338	0.06	13.74
120 Commerce Way	1994	9,024	100.0	125	0.02	13.85
140 Commerce Way	1994	26,881	99.5	374	0.07	13.98

Total New Jersey Office/Flex		2,189,531	91.9	18,605	3.33	9.25

WESTCHESTER COUNTY, NEW YORK
Elmsford
11 Clearbrook Road	1974	31,800	100.0	415	0.07	13.05
75 Clearbrook Road	1990	32,720	100.0	702	0.13	21.45
125 Clearbrook Road	2002	33,000	100.0	711	0.13	21.55
150 Clearbrook Road	1975	74,900	100.0	1,043	0.19	13.93
175 Clearbrook Road	1973	98,900	100.0	1,575	0.28	15.93
200 Clearbrook Road	1974	94,000	99.8	1,292	0.23	13.77
250 Clearbrook Road	1973	155,000	97.3	1,469	0.26	9.74
50 Executive Boulevard	1969	45,200	98.2	490	0.09	11.04
77 Executive Boulevard	1977	13,000	55.4	229	0.04	31.80
85 Executive Boulevard	1968	31,000	93.8	474	0.08	16.30
300 Executive Boulevard	1970	60,000	63.0	471	0.08	12.46
350 Executive Boulevard	1970	15,400	98.8	296	0.05	19.45
399 Executive Boulevard	1962	80,000	100.0	933	0.17	11.66
400 Executive Boulevard	1970	42,200	100.0	782	0.14	18.53
500 Executive Boulevard	1970	41,600	94.3	669	0.12	17.05
525 Executive Boulevard	1972	61,700	83.6	810	0.15	15.70
1 Westchester Plaza	1967	25,000	100.0	334	0.06	13.36
2 Westchester Plaza	1968	25,000	100.0	509	0.09	20.36
3 Westchester Plaza	1969	93,500	100.0	601	0.11	6.43
4 Westchester Plaza	1969	44,700	93.1	523	0.09	12.57
5 Westchester Plaza	1969	20,000	88.9	298	0.05	16.76
6 Westchester Plaza	1968	20,000	100.0	330	0.06	16.50
7 Westchester Plaza	1972	46,200	100.0	764	0.14	16.54
8 Westchester Plaza	1971	67,200	100.0	910	0.16	13.54
Hawthorne
200 Saw Mill River Road	1965	51,100	100.0	678	0.12	13.27
4 Skyline Drive	1987	80,600	92.2	1,296	0.23	17.44
5 Skyline Drive	1980	124,022	99.3	1,588	0.28	12.89
6 Skyline Drive	1980	44,155	100.0	458	0.08	10.37
8 Skyline Drive	1985	50,000	79.1	674	0.12	17.04
10 Skyline Drive	1985	20,000	100.0	361	0.06	18.05

			Percentage	2007		2007
			Leased	Base	Percentage	Average
		Net	as of	Rent	of Total 2007	Base Rent
Property	Year	Rentable	6/30/07	($000’s)	Base Rent	Per Sq. Ft.
Location	Built	(Sq. Ft.)	(%) (a)	(b) (c)	(%)	($) (c) (d)

11 Skyline Drive	1989	45,000	100.0	803	0.14	17.84
12 Skyline Drive	1999	46,850	85.1	663	0.12	16.63
15 Skyline Drive	1989	55,000	88.2	739	0.13	15.23
Yonkers
100 Corporate Boulevard	1987	78,000	98.3	1,323	0.24	17.25
200 Corporate Boulevard South	1990	84,000	99.8	1,530	0.27	18.25
4 Executive Plaza	1986	80,000	100.0	1,276	0.23	15.95
6 Executive Plaza	1987	80,000	100.0	1,385	0.25	17.31
1 Odell Plaza	1980	106,000	98.0	1,467	0.26	14.12
3 Odell Plaza	1984	71,065	100.0	1,597	0.30	22.47
5 Odell Plaza	1983	38,400	84.8	559	0.10	17.17
7 Odell Plaza	1984	42,600	99.6	721	0.13	16.99

Total New York Office/Flex		2,348,812	96.0	33,748	6.03	14.97

FAIRFIELD COUNTY, CONNECTICUT
Stamford
419 West Avenue	1986	88,000	100.0	1,360	0.24	15.45
500 West Avenue	1988	25,000	82.3	375	0.07	18.23
550 West Avenue	1990	54,000	100.0	872	0.16	16.15
600 West Avenue	1999	66,000	100.0	804	0.14	12.18
650 West Avenue	1998	40,000	100.0	566	0.10	14.15

Total Connecticut Office/Flex		273,000	98.4	3,977	0.71	14.81

TOTAL OFFICE/FLEX PROPERTIES		4,811,343	94.3	56,330	10.07	12.42

Property Listing

Industrial/Warehouse, Retail and Land Properties

Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 6/30/07 (%) (a)	2007 Base Rent ($000’s) (b) (c)		Percentage of Total 2007 Base Rent (%)	2007 Average Base Rent Per Sq. Ft. ($) (c) (d)

WESTCHESTER COUNTY, NEW YORK
Elmsford
1 Warehouse Lane	1957	6,600	100.0	86		0.02	13.03
2 Warehouse Lane	1957	10,900	100.0	159		0.03	14.59
3 Warehouse Lane	1957	77,200	100.0	324		0.06	4.20
4 Warehouse Lane	1957	195,500	97.4	2,003		0.36	10.52
5 Warehouse Lane	1957	75,100	97.1	988		0.18	13.55
6 Warehouse Lane	1982	22,100	100.0	513		0.09	23.21

Total Industrial/Warehouse Properties		387,400	98.1	4,073		0.74	10.71

WESTCHESTER COUNTY, NEW YORK
Tarrytown
230 White Plains Road	1984	9,300	100.0	195		0.03	20.97
Yonkers
2 Executive Boulevard	1986	8,000	100.0	175		0.03	21.88

Total Retail Properties		17,300	100.0	370		0.06	21.39

WESTCHESTER COUNTY, NEW YORK
Elmsford
700 Executive Boulevard	—	—	—	114		0.02	—
Yonkers
1 Enterprise Boulevard	—	—	—	185		0.03	—

Total Land Leases		—	—	299		0.05	—

TOTAL PROPERTIES		29,325,705	91.9	558,359	(g)	100.00	21.64

(a)          Percentage leased includes all leases in effect as of the period end date, some of which have commencement dates in the future (including, at June 30, 2007, a lease with a commencement date substantially in the future consisting of 8,590 square feet scheduled to commence in 2009), and leases expiring June 30, 2007 aggregating 174,122 square feet (representing 0.6 percent of the Company’s total net rentable square footage) for which no new leases were signed.

(b)         Total base rent for the 12 months ended June 30, 2007, determined in accordance with generally accepted accounting principles (“GAAP”).  Substantially all of the leases provide for annual base rents plus recoveries and escalation charges based upon the tenant’s proportionate share of and/or increases in real estate taxes and certain operating costs, as defined, and the pass through of charges for electrical usage.

(c)          Excludes space leased by the Company.

(d)         Base rent for the 12 months ended June 30, 2007, divided by net rentable square feet leased at June 30, 2007.  For those properties acquired or placed in service during the 12 months ended June 30, 2007, amounts are annualized, as per Note e.

(e)          As this property was acquired or placed in service by the Company during the 12 months ended June 30, 2007, the amounts represented in 2007 base rent reflect only that portion of the year during which the Company owned the property.  Accordingly, these amounts may not be indicative of the property’s full year results.  For comparison purposes, the amounts represented in 2007 average base rent per sq. ft. for this property have been calculated by taking 2007 base rent for such property and annualizing these partial-year results, dividing such annualized amounts by the net rentable square feet leased at June 30, 2007.  These annualized per square foot amounts may not be indicative of the property’s results had the Company owned such property for the entirety of the 12 months ended June 30, 2007.

(f)            This property was identified as held for sale by the Company as of June 30, 2007 and is classified as discontinued operations in the financial statements.

(g)         Includes $1,902 pertaining to properties as held for sale, which are classified as discontinued operations in the financial statements.

Significant Tenants

The following table sets forth a schedule of the Company’s 50 largest tenants for the Consolidated Properties as of June 30, 2007, based upon annualized base rents:

	Number of Properties	Annualized Base Rental Revenue ($) (a)	Percentage of Company Annualized Base Rental Revenue (%)	Square Feet Leased	Percentage Total Company Leased Sq. Ft. (%)	Year of Lease Expiration
Citigroup Global Markets, Inc.	6	14,236,696	2.4	463,375	1.7	2016	(b)
Morgan Stanley & Co., Inc.	5	9,395,415	1.6	381,576	1.4	2013	(c)
United States Of America-GSA	12	9,338,848	1.6	297,844	1.1	2017	(d)
New Cingular Wireless PCS, LLC	4	9,144,930	1.6	410,313	1.5	2014	(e)
DB Services New Jersey, Inc.	1	8,292,236	1.4	310,391	1.2	2017
Credit Suisse First Boston	1	7,940,235	1.3	234,331	0.9	2012	(f)
Keystone Mercy Health Plan	2	7,897,031	1.3	303,149	1.1	2015
National Union Fire Insurance	1	7,711,023	1.3	317,799	1.2	2012
Prentice-Hall, Inc.	1	7,694,097	1.3	474,801	1.8	2014
Forest Laboratories, Inc.	2	6,961,107	1.2	202,857	0.8	2017	(g)
American Institute of Certified Public Accountants	1	6,653,005	1.1	249,768	0.9	2012
Toys ‘R’ Us – NJ, Inc.	1	6,072,651	1.0	242,518	0.9	2012
ICAP Securities USA, LLC	1	5,973,008	1.0	159,834	0.6	2017
Allstate Insurance Company	10	5,703,460	1.0	237,559	0.9	2017	(h)
TD Ameritrade Online Holdings	1	5,637,193	1.0	184,222	0.7	2015
IBM Corporation	3	5,562,770	0.9	310,263	1.2	2012	(i)
Merrill Lynch Pierce Fenner	3	5,291,859	0.9	306,125	1.2	2017	(j)
KPMG, LLP	3	4,784,243	0.8	181,025	0.7	2012	(k)
National Financial Services	1	4,346,765	0.7	112,964	0.4	2012
Bank Of Tokyo-Mitsubishi, Ltd.	1	4,228,795	0.7	137,076	0.5	2009
Daiichi Sankyo, Inc.	3	4,031,781	0.7	136,366	0.5	2022	(l)
AT&T Corp.	1	3,805,000	0.6	275,000	1.0	2014
Vonage America, Inc.	1	3,780,000	0.6	350,000	1.3	2017
Wyndham Worldwide Corporation	1	3,773,775	0.6	150,951	0.6	2009
Samsung Electronics America	1	3,678,028	0.6	131,300	0.5	2010
SSB Realty, LLC	1	3,492,830	0.6	114,519	0.4	2009
Hewlett-Packard Company	2	3,434,968	0.6	166,977	0.6	2010	(m)
Lehman Brothers Holdings, Inc.	1	3,420,667	0.6	207,300	0.8	2010
Montefiore Medical Center	5	3,416,583	0.6	163,529	0.6	2019	(n)
E*Trade Financial Corporation	1	3,124,160	0.5	106,573	0.4	2022
Wyndham Worldwide Operations	1	3,065,643	0.5	145,983	0.6	2011
Dow Jones & Company, Inc.	1	3,057,773	0.5	92,312	0.3	2012
High Point Safety & Insurance	2	2,702,022	0.5	116,889	0.4	2020
American Home Assurance Co.	2	2,686,732	0.5	131,174	0.5	2019	(o)
SunAmerica Asset Management	1	2,680,409	0.5	69,621	0.3	2018
Moody’s Investors Service	1	2,671,149	0.5	91,344	0.3	2011	(p)
Oppenheimer & Co., Inc.	1	2,636,192	0.4	104,008	0.4	2013
Deloitte & Touche USA, LLP	2	2,623,317	0.4	106,505	0.4	2007
Barr Laboratories, Inc.	2	2,579,597	0.4	109,510	0.4	2015	(q)
United States Life Insurance Co.	1	2,520,000	0.4	180,000	0.7	2013
AAA Mid-Atlantic, Inc.	2	2,517,680	0.4	129,784	0.5	2022	(r)
New Jersey Turnpike Authority	1	2,455,463	0.4	100,223	0.4	2016
Natixis North America, Inc.	1	2,408,679	0.4	83,629	0.3	2021
Regus Business Centre Corp.	2	2,321,656	0.4	79,805	0.3	2011
Movado Group, Inc	1	2,283,547	0.4	90,050	0.3	2013
Lonza, Inc.	1	2,236,200	0.4	89,448	0.3	2007
Nextel of New York, Inc.	2	2,093,440	0.4	97,436	0.4	2014	(s)
Norris McLaughlin & Marcus, PA	1	2,085,912	0.4	86,913	0.3	2017
Bearingpoint, Inc.	1	2,065,834	0.4	77,956	0.3	2011
GAB Robins North America Inc.	2	2,049,674	0.3	84,649	0.3	2009

TOTALS		228,564,078	38.6	9,387,544	35.1

See footnotes on subsequent page.

(a)          Annualized base rental revenue is based on actual June, 2007 billings times 12.  For leases whose rent commences after July 1, 2007, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(b)         19,668 square feet expire in 2007; 390,611 square feet expire in 2009; 26,834 square feet expire in 2014; 26,262 square feet expire in 2016.

(c)          19,500 square feet expire in 2008; 7,000 square feet expire in 2009; 48,906 square feet expire in 2010; 306,170 square feet expire in 2013.

(d)         19,109 square feet expire in 2007; 7,008 square feet expire in 2008; 9,901 square feet expire in 2011; 11,216 square feet expire in 2012; 58,392 square feet expire in 2013; 4,879 square feet expire in 2014; 180,729 square feet expire in 2015; 6,610 square feet expire in 2017.

(e)          4,783 square feet expire in 2008; 333,145 square feet expire in 2013; 72,385 square feet expire in 2014.

(f)            152,378 feet expire in 2011; 81,953 square feet expire in 2012.

(g)         22,785 square feet expire in 2010; 180,072 square feet expire in 2017.

(h)         31,143 square feet expire in 2008; 22,185 square feet expire in 2009; 46,555 square feet expire in 2010; 83,693 square feet expire in 2011; 53,983 square feet expire in 2017.

(i)             61,864 square feet expire in 2010; 248,399 square feet expire in 2012.

(j)             7,485 square feet expire in 2008; 4,451 square feet expire in 2009; 294,189 square feet expire in 2017.

(k)          46,440 square feet expire in 2009; 57,204 square feet expire in 2010; 77,381 square feet expire in 2012.

(l)             46,000 square feet expire in 2009; 5,315 square feet expire in 2011; 85,051 square feet expire in 2022.

(m)       163,857 square feet expire in 2008; 3,120 square feet expire in 2010.

(n)         33,542 square feet expire in 2009; 5,850 square feet expire in 2014; 7,200 square feet expire in 2016; 30,872 square feet expire in 2017; 86,065 square feet expire in 2019.

(o)         14,056 square feet expire in 2008; 117,118 square feet expire in 2019.

(p)         43,344 square feet expire in 2009; 36,193 square feet expire in 2010; 11,807 square feet expire in 2011.

(q)         20,000 square feet expire in 2008; 89,510 square feet expire in 2015.

(r)            9,784 square feet expire in 2017; 120,000 square feet expire in 2022.

(s)          62,436 square feet expire in 2010; 35,000 square feet expire in 2014.

Schedule of Lease Expirations

All Consolidated Properties

The following table sets forth a schedule of lease expirations for the total of the Company’s office, office/flex, industrial/warehouse and stand-alone retail properties included in the Consolidated Properties beginning July 1, 2007, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2007 through 2009 only):

Year Of Expiration/ Market	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2007 (c)
Northern NJ	29	252,524	0.9	6,022,646	23.85	1.0
Central NJ	18	135,766	0.5	3,029,548	22.31	0.5
Westchester Co., NY	33	119,628	0.5	2,734,901	22.86	0.5
Manhattan	—	—	—	—	—	—
Sub. Philadelphia	18	78,516	0.3	1,607,108	20.47	0.3
Fairfield, CT	4	20,388	0.1	471,927	23.15	0.1
Washington, DC/MD	9	45,290	0.2	1,155,045	25.50	0.2
Rockland Co., NY	1	11,817	(d)	324,968	27.50	(d)
TOTAL – 2007	112	663,929	2.5	15,346,143	23.11	2.6

2008
Northern NJ	79	603,266	2.3	14,178,311	23.50	2.4
Central NJ	50	294,434	1.1	6,899,030	23.43	1.2
Westchester Co., NY	116	609,194	2.3	10,680,715	17.53	1.8
Manhattan	—	—	—	—	—	—
Sub. Philadelphia	66	628,312	2.4	9,030,119	14.37	1.5
Fairfield, CT	3	10,099	(d)	271,530	26.89	0.1
Washington, DC/MD	25	294,266	1.1	6,720,803	22.84	1.1
Rockland Co., NY	7	44,580	0.2	1,168,406	26.21	0.2
TOTAL – 2008	346	2,484,151	9.4	48,948,914	19.70	8.3

2009
Northern NJ	113	1,108,680	4.2	28,040,275	25.29	4.8
Central NJ	47	413,707	1.5	9,852,214	23.81	1.7
Westchester Co., NY	106	603,212	2.3	12,016,941	19.92	2.0
Manhattan	—	—	—	—	—	—
Sub. Philadelphia	43	260,573	1.0	4,124,101	15.83	0.7
Fairfield, CT	11	38,461	0.1	824,855	21.45	0.1
Washington, DC/MD	17	65,549	0.3	1,671,211	25.50	0.3
Rockland Co., NY	7	22,068	0.1	535,482	24.27	0.1
TOTAL – 2009	344	2,512,250	9.5	57,065,079	22.71	9.7

Schedule continued, with footnotes, on subsequent page.

All Consolidated Properties (continued)

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)		Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2010	369	3,218,490		12.1	73,935,543	22.97	12.6

2011	346	3,472,345		13.1	79,728,149	22.96	13.5

2012	252	2,817,545		10.6	65,416,322	23.22	11.1

2013	159	2,563,750		9.7	55,916,183	21.81	9.5

2014	102	1,708,619		6.4	37,666,191	22.04	6.4

2015	64	2,188,324		8.2	47,920,926	21.90	8.1

2016	52	795,692		3.0	15,310,375	19.24	2.6

2017	71	2,174,070		8.2	50,108,269	23.05	8.5

2018 and thereafter	63	1,925,037		7.3	41,622,054	21.62	7.1
Totals/Weighted Average	2,280	26,524,202	(e)	100.0	588,984,148	22.21	100.0

(a)          Includes office, office/flex, industrial/warehouse and stand-alone retail property tenants only.  Excludes leases for amenity, retail, parking and month-to-month tenants.  Some tenants have multiple leases.

(b)         Annualized base rental revenue is based on actual June 2007 billings times 12.  For leases whose rent commences after July 1, 2007, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)          Includes leases expiring June 30, 2007 aggregating 171,782 square feet and representing annualized rent of $3,476,034 for which no new leases were signed.

(d)         Represents .05% or less.

(e)          Reconciliation to Company’s total net rentable square footage is as follows:

Square Feet
Square footage leased to commercial tenants	26,524,202
Square footage used for corporate offices, management offices, building use, retail tenants, food services, other ancillary service tenants and occupancy adjustments	426,587
Square footage unleased	2,374,916
Total net rentable square footage (does not include land leases)	29,325,705

Office Properties

The following table sets forth a schedule of lease expirations for the office properties beginning July 1, 2007, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2007 through 2009 only):

Year Of Expiration/ Market	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)		Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2007 (c)
Northern NJ	25	231,094	1.1		5,715,513	24.73	1.1
Central NJ	18	135,766	0.6		3,029,548	22.31	0.6
Westchester Co., NY	21	65,054	0.3		1,920,913	29.53	0.4
Manhattan	—	—	—		—	—	—
Sub. Philadelphia	15	64,011	0.3		1,485,059	23.20	0.3
Fairfield, CT	3	13,388	0.1		387,927	28.98	0.1
Washington, DC/MD	9	45,290	0.2		1,155,045	25.50	0.2
Dutchess/Rockland Co., NY	1	11,817	(d	)	324,968	27.50	(d	)
TOTAL – 2007	92	566,420	2.6		14,018,973	24.75	2.7

2008
Northern NJ	75	548,984	2.5		13,489,227	24.57	2.6
Central NJ	44	266,070	1.2		6,493,940	24.41	1.2
Westchester Co., NY	59	192,494	0.9		5,108,683	26.54	1.0
Manhattan	—	—	—		—	—	—
Sub. Philadelphia	39	342,634	1.6		7,122,993	20.79	1.4
Fairfield, CT	3	10,099	—		271,530	26.89	—
Washington, DC/MD	25	294,266	1.4		6,720,803	22.84	1.3
Dutchess/Rockland Co., NY	7	44,580	0.2		1,168,406	26.21	0.2
TOTAL – 2008	252	1,699,127	7.8		40,375,582	23.76	7.7

2009
Northern NJ	104	1,039,387	4.8		27,109,472	26.08	5.2
Central NJ	42	378,841	1.8		9,435,928	24.91	1.8
Westchester Co., NY	63	251,903	1.2		6,607,860	26.23	1.3
Manhattan	—	—	—		—	—	—
Sub. Philadelphia	26	137,865	0.6		3,113,780	22.59	0.6
Fairfield, CT	8	17,886	0.1		442,631	24.75	(d	)
Washington, DC/MD	17	65,549	0.3		1,671,211	25.50	0.3
Dutchess/Rockland Co., NY	7	22,068	0.1		535,482	24.27	0.1
TOTAL – 2009	267	1,913,499	8.9		48,916,364	25.56	9.3

2010	288	2,426,779	11.2		62,612,833	25.80	11.9

2011	286	2,976,783	13.8		73,695,497	24.76	14.0

2012	186	2,237,654	10.4		57,933,537	25.89	11.0

2013	112	2,039,840	9.5		48,508,567	23.78	9.3

2014	88	1,538,788	7.1		35,323,211	22.96	6.7

2015	51	2,026,173	9.4		45,902,760	22.65	8.8

2016	39	494,693	2.3		11,299,119	22.84	2.2

2017	58	2,012,764	9.3		47,469,804	23.58	9.1

2018 and thereafter	52	1,653,750	7.7		38,300,069	23.16	7.3
Totals/Weighted Average	1,771	21,586,270	100.0		524,356,316	24.29	100.0

(a)          Includes office tenants only.  Excludes leases for amenity, retail, parking and month-to-month tenants.  Some tenants have multiple leases.

(b)         Annualized base rental revenue is based on actual June 2007 billings times 12.  For leases whose rent commences after July 1, 2007, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)          Includes leases expiring June 30, 2007 aggregating 133,189 square feet and representing annualized rent of $3,063,770 for which no new leases were signed.

(d)         Represents 0.05% or less.

Office/Flex Properties

The following table sets forth a schedule of lease expirations for the office/flex properties beginning July 1, 2007, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2007 through 2009 only):

Year Of Expiration/ Market	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2007 (c)
Northern NJ	4	21,430	0.5	307,133	14.33	0.6
Central NJ	—	—	—	—	—	—
Westchester Co., NY	11	49,624	1.1	727,858	14.67	1.2
Sub. Philadelphia	3	14,505	0.3	122,049	8.41	0.2
Fairfield, CT	1	7,000	0.1	84,000	12.00	0.1
TOTAL – 2007	19	92,559	2.0	1,241,040	13.41	2.1

2008
Northern NJ	4	54,282	1.2	689,084	12.69	1.1
Central NJ	6	28,364	0.6	405,090	14.28	0.7
Westchester Co., NY	54	332,257	7.3	5,166,400	15.55	8.6
Sub. Philadelphia	27	285,678	6.3	1,907,126	6.68	3.2
Fairfield, CT	—	—	—	—	—	—
TOTAL – 2008	91	700,581	15.4	8,167,700	11.66	13.6

2009
Northern NJ	9	69,293	1.5	930,803	13.43	1.5
Central NJ	5	34,866	0.8	416,286	11.94	0.7
Westchester Co., NY	37	293,026	6.4	4,422,804	15.09	7.4
Sub. Philadelphia	17	122,708	2.7	1,010,321	8.23	1.7
Fairfield, CT	3	20,575	0.5	382,224	18.58	0.6
TOTAL – 2009	71	540,468	11.9	7,162,438	13.25	11.9

2010	80	763,711	16.8	11,014,710	14.42	18.3

2011	59	487,962	10.8	5,937,652	12.17	9.9

2012	66	579,891	12.8	7,482,785	12.90	12.4

2013	38	452,698	10.0	6,495,481	14.35	10.8

2014	14	169,831	3.7	2,342,980	13.80	3.9

2015	13	162,151	3.6	2,018,166	12.45	3.3

2016	11	165,917	3.6	2,592,895	15.63	4.3

2017	13	161,306	3.6	2,638,465	16.36	4.4

2018 and thereafter	10	263,287	5.8	3,096,985	11.76	5.1
Totals/Weighted Average	485	4,540,362	100.0	60,191,297	13.26	100.0

(a)          Includes office/flex tenants only.  Excludes leases for amenity, retail, parking and month-to-month tenants.  Some tenants have multiple leases.

(b)         Annualized base rental revenue is based on actual June 2007 billings times 12.  For leases whose rent commences after July 1, 2007, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above. Includes office/flex tenants only.  Excludes leases for amenity, retail, parking and month-to-month tenants.  Some tenants have multiple leases.

(c)          Includes leases expiring June 30, 2007 aggregating 38,593 square feet and representing annualized rent of 412,264 for which no new leases were signed.

Industrial/Warehouse Properties

The following table sets forth a schedule of lease expirations for the industrial/warehouse properties beginning July 1, 2007, assuming that none of the tenants exercise renewal or termination options.  All industrial/warehouse properties are located in the Westchester County, NY market:

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2007	1	4,950	1.3	86,130	17.40	2.1

2008	3	84,443	22.2	405,632	4.80	10.1

2009	5	48,983	12.9	791,277	16.15	19.7

2010	1	28,000	7.4	308,000	11.00	7.7

2011	1	7,600	2.0	95,000	12.50	2.4

2013	9	71,212	18.7	912,135	12.81	22.7

2016	2	135,082	35.5	1,418,361	10.50	35.3
Totals/Weighted Average	22	380,270	100.0	4,016,535	10.56	100.0

(a)          Includes industrial/warehouse tenants only.  Excludes leases for amenity, retail, parking and month-to-month industrial/warehouse tenants.  Some tenants have multiple leases.

(b)         Annualized base rental revenue is based on actual June 2007 billings times 12.  For leases whose rent commences after July 1, 2007, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, the historical results may differ from those set forth above.

Stand-Alone Retail Properties

The following table sets forth a schedule of lease expirations for the stand-alone retail properties beginning July 1, 2007, assuming that none of the tenants exercise renewal or termination options.  All stand-alone retail properties are located in the Westchester County, NY market:

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2009	1	9,300	53.8	195,000	20.97	46.4

2018 and thereafter	1	8,000	46.2	225,000	28.13	53.6
Totals/Weighted Average	2	17,300	100.0	420,000	24.28	100.0

(a)          Includes stand-alone retail property tenants only.

(b)         Annualized base rental revenue is based on actual June 2007 billings times 12.  For leases whose rent commences after July 1, 2007 annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.